THE SAVE PROGRAM
                     FOR EMPLOYEES OF
                    VISKASE CORPORATION

                 As Amended And Restated
                Effective February 1, 1991
                --------------------------
       (Working Copy Incorporating Amendment Number One)


                      THE SAVE PROGRAM
                      FOR EMPLOYEES OF
                     VISKASE CORPORATION

                      TABLE OF CONTENTS
                      -----------------

                                                           Page
                                                          ------
Article 1 - Title and Purpose

Article 2 - Definitions

Article 3 - Participation

     Section 3.1.  Eligibility for Participation

     Section 3.2.  Enrollment Forms

     Section 3.3.  Transfer of Employment to
                     Affiliates

Article 4 - Employer Contributions

     Section 4.1.  Before-Tax Basic Contributions

     Section 4.2.  Before-Tax Supplemental
                     Contributions

     Section 4.3.  Employer Matching Contributions

     Section 4.4.  Limitations on Contributions
                     for Highly-Compensated
                     Employees

     Section 4.5.  Limitation on Employer
                     Contributions

     Section 4.6.  Seven Thousand Dollar Annual
                     Limitation on Before-Tax
                     Contributions

Article 5 - Employee Contributions

     Section 5.1.  After-Tax Basic Contributions

     Section 5.2.  After-Tax Supplemental
                     Contributions

     Section 5.3.  Lump Sum Supplemental
                     Contributions
     Section 5.4.  Rollover Contributions

Article 6 - Trust

Article 7 - Investment Elections and Allocation of
              Trust Income and Contributions to
              Participants' Accounts

     Section 7.1.  Participant's Accounts and
                     Investment Elections

     Section 7.2.  Allocation to Participants'
                     Accounts of Net Income of Trust
                     and Fluctuation in Value of
                     Trust Assets

     Section 7.3.  Determination of Net Worth of an
                     Investment Fund

     Section 7.4.  Allocation of Contributions
                     and Forfeitures to Accounts

     Section 7.5.  Statutory Limitations on
                     Allocations to Accounts

     Section 7.6.  Correction of Error

Article 8 - Distributions, Withdrawals and Loans

     Section 8.1.  Termination of Employment Under
                     Circumstances Entitling Participant
                     to Full Distribution of His
                     Accounts

     Section 8.2.  Termination of Employment Under
                     Circumstances Resulting in Partial
                     Forfeiture of the Participant's
                     Accounts

     Section 8.3.  Time and Manner of Distribution
                     upon Termination of Employment

     Section 8.4.  Withdrawals Prior to Termination
                     of Employment

     Section 8.5.  Designation of Beneficiary

     Section 8.6.  Distributions to Minor and
                     Disabled Participants and
                     Beneficiaries

     Section 8.7.  Loans to Participants

     Section 8.8.  Direct Rollover Option

Article 9 - Special Participation and Distribution
              Rules Relating to Reemployment of
              Terminated Employees, Employment by
              Affiliates and Leased Employees

     Section 9.1.  Change of Employment Status

     Section 9.2.  Reemployment of a Participant

     Section 9.3.  Determining Service
                     for a Reemployed Participant

     Section 9.4.  Employment by Affiliates

     Section 9.5   Leased Employees

Article 10 - Administration

     Section 10.1.  The Committee

     Section 10.2.  Claims Procedure

     Section 10.3.  Procedures for Domestic
                      Relations Orders

     Section 10.4.  Notices to Participants and
                      Beneficiaries

     Section 10.5.  Notices to Employers or
                      Committee

     Section 10.6.  Records

     Section 10.7.  Reports of Trust Fund and
                      Accounting to Participants

Article 11 - Participation by Other Employers

     Section 11.1.  Adoption of Plan

     Section 11.2.  Withdrawal from Participation

     Section 11.3.  Company as Agent for Employers

Article 12 - Continuance by a Successor

Article 13 - Miscellaneous

     Section 13.1.  Expenses

     Section 13.2.  Non-Assignability

     Section 13.3.  Employment Non-Contractual

     Section 13.4.  Limitation of Rights

     Section 13.5.  Merger or Consolidation with
                      Another Plan

     Section 13.6.  Gender and Plurals

Article 14 - Top-Heavy Plan Requirements

     Section 14.1.  Top-Heavy Plan Determination

     Section 14.2.  Minimum Contribution for
                      Top-Heavy Years

     Section 14.3.  Special Rules for Applying
                      Statutory Limitations on Benefits

Article 15 - Amendment, Establishment of Separate
               Plan and Termination

     Section 15.1.  Amendment

     Section 15.2.  Establishment of Separate Plan

     Section 15.3.  Distribution upon Termination
                      of the Plan

     Section 15.4.  Trust To Be Applied Exclusively
                      for Participants and Their
                      Beneficiaries


                      THE SAVE PROGRAM
                      FOR EMPLOYEES OF
                    VISKASE CORPORATION

                         ARTICLE 1
                         ---------
                     TITLE AND PURPOSE
                     -----------------
          The title of this plan shall be "The SAVE Program for Employees of Viskase Corporation". This plan constitutes a merger, effective as of December 31, 1988, of the Viskase Corpo-ration SAVE Program For Salaried Employees into the Viskase Corporation SAVE Program For Hourly Employees. The provisions of this amendment and restatement shall be effective for employees who terminate employment on or after February 1, 1991, except as otherwise provided herein. The rights and benefits of employees whose employment terminated before February 1, 1991 shall be determined under the Plan as in effect at the time of their termination, including any provisions of this amendment and restatement effective at such time. The account balances determined as of February 1, 1991 of any participant under the SAVE Program for Employees of Viskase Corporation shall not be affected by the provisions of this amendment and restatement.

                            ARTICLE 2
                            ----------
                           DEFINITIONS
                           -----------
          As used herein the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise:

               (1)  Plan.  This plan as set forth herein, as
                    ----
      from time to time amended.

          (2)  Company.  Viskase Corporation, a Pennsylvania
               -------
      corporation, and any corporation which shall succeed to the business of such corporation and adopt this plan pursuant to Article 12.

          (3)  Employer.  The Company and any other corpora-
               --------
     tion which shall, with the consent of the Company, elect to participate in this plan in the manner described in Section 11.1 and any successor corporation which shall adopt this plan pursuant to Article 12. If any such corporation shall withdraw from participation in this plan pursuant to Section 11.2, or shall termi-nate its participation in this plan pursuant to
     Section 15.3, such corporation shall thereupon cease to be an employer.

          (4)  Affiliate.  (a) A corporation which is a
               ----------
      member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an employer, (b) a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code) with an employer, (c) any organization (whether or not incorpo-rated) which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes an employer, a corporation described in clause (a) above or a trade or business described in clause (b) above, or (d) any other entity which is required to be aggregated with an employer pursuant to regulations promulgated under Section 414(o) of the Code.

          (5)  Employee.  An individual whose relationship
               --------
      with an employer is, under common law, that of an employee.

          (6)  Participant.  An employee, excluding any
               ------------
     temporary employee and any employee who is a member of a group of employees excluded by an employer under a nondiscriminatory classification and including any employee included in a unit of employees covered by a collective bargaining agreement between a union and an employer or representative of an employer unless such agreement specifically provides that such employees are not eligible to participate in this plan. An employee shall cease to be a participant as of the date the remaining balance of his account is distributed in its entirety.

          (7)  Active Participant.  A participant for whom
               ------------------
     or on whose behalf contributions are currently being made pursuant to Article 4 or Article 5.

          (8)  Hours of Employment.  Each hour for which an
               --------------------
     employee is entitled to receive compensation
     (including hours for any period during which he receives compensation without rendering services such as paid holidays, vacations, sick leave, disability leave, layoff, jury duty or military duty). For purposes of determining the number of hours of employment to be credited to an employee, compensation shall mean the total earnings paid, directly or indirectly, to the employee by an employer, including any back pay, irrespective of mitigation of damages, either awarded to the employee or agreed to by an employer. The computation of hours of employment and the periods to which hours of employment are to be credited shall be determined under uniform rules adopted by the committee in accordance with Department of Labor regulations sections 2530.200b-2(b), (c) &
     (f). With respect to any person who became an employee as of February 1, 1986 and who immediately prior to February 1, 1986 was an employee of the Films Packaging business of Union Carbide Corporation, such employee shall also be credited with an hour of employment for each hour for which he was entitled to receive compensation from Union Carbide Corporation which would be included as an hour of employment described in the preceding sentence if such compensation had instead been paid by an employer.

          (9)  Service.  The period of an employee's
               -------
     employment by an employer which includes (i) the total of the periods of the employee's employment by an employer computed in full years plus fractions computed to the nearest complete day, (ii) any period of absence from employment of less than 12 months' duration, and
     (iii) the first 12 months of any period of absence from employment for any reason other than the employee's retirement, voluntary termination or discharge; pro-
                                                     ---
     vided, however, that with respect to any person who
     --------------
      became an employee as of February 1, 1986 and who immediately prior to February 1, 1986 was an employee of the Films Packaging business of Union Carbide Corpo-ration, such employee's date of employment shall be his date of employment with Union Carbide Corporation; and, provided further, that in any case where it will
     ----------------
     produce a result more favorable to the employee, an employee's years of service with respect to employment prior to August 1, 1986, if any, shall be credited to the employee in accordance with the terms of either the Savings Plan or the 401(k) Plan prior to August 1, 1986.

           (10)  Break in Service.  Any period during which
           -----------------
     an employee is not employed by an employer. For pur-poses of determining whether an employee has incurred a break in service year, the employee shall be deemed to be employed by an employer for any period during which he (i) is in military service, provided that such military service does not extend beyond the date on which he could, with or without application, have been discharged and after discharge from such military service he returns to the employ of an employer within the period prescribed by laws relating to the reemploy-ment rights of persons in military service, (ii) is on an uncompensated leave of absence duly granted by his employer, or (iii) is absent from work for any period not in excess of 24 consecutive months because of
     (A) the employee's pregnancy, (B) birth of the employee's child, (C) placement of a child with the employee in connection with the employee's adoption of such child, or (D) caring for any such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, clause (iii) above shall not apply unless the employee timely furnishes to his employer such information as it may reasonably require to establish that the absence is for reasons set forth in such clause.

          (11)  Military Service.  (a) Service on active
                -----------------
     duty, in time of national or local emergency, in the armed forces of the United States or of any State thereof; (b) service in the armed forces of the United
     States or of any State thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (12)  Beneficiary.  The person or persons who
                -----------
     shall be entitled under Section 8.5 to receive benefits in the event of the death of a participant.

          (13)  Compensation.  (a)  With respect to
                ------------
     employees paid on an hourly basis, the total regular, basic hourly rate of pay for the regularly scheduled hours of the employee, and (b) with respect to employees paid on a salaried basis, the total regular, basic salary for the regularly scheduled hours of the employee, plus in either case shift premium and shift bonus received by an employee from one or more employers during a plan year plus any amounts that would have been so received but for contributions made on behalf of the employee pursuant to Sections 4.1(a) and 4.2(a), but in either case excluding overtime and any other amounts of pay or bonuses not specifically described above. For plan years beginning on or after January 1, 1989, "compensation" (as defined under section 415 of the Code) of an employee in excess of the limit set forth in section 401(a)(17) of the Code (as adjusted for changes in the cost of living pursuant thereto) shall not be taken into account in determining an employee's compensation under this plan.

          (14)  Regulations.  Written promulgations of the
               -------------
     Department of Labor construing Title I of the Employee
     Retirement Income Security Act of 1974, as amended
     ("ERISA") or the Internal Revenue Service construing the Internal Revenue Code of 1986, as amended (the
     "Code").

          (15)  Trustee.  The trustee provided for in
                -------
     Article 6, or any successor trustee, or if there shall be more than one trustee acting at any time, all of such trustees collectively.

          (16)  Trust.  The trust created by agreement
                -----
     between the employers and the trustee, as from time to time amended.

          (17)  Committee.  The committee appointed by the
                ---------
     board of directors of the Company pursuant to
     Section 10.1

          (18)  Plan Year.  The period commencing
                ---------
     February 1, 1986 and ending December 31, 1986, and each calendar year thereafter.

          (19)  Valuation Date.  The last business day of
                ---------------
     each calendar month.

          (20)  Savings Plan.  The Savings Plan For
                ------------
     Employees Of Viskase Corporation as in effect on and after February 1, 1986 and prior to August 1, 1986.

          (21)  401(k) Plan.  (a)  With respect to employees
                -----------
     paid on an hourly basis, the 401(k) Opportunity Plan For Hourly Employees Of Viskase Corporation as in effect on and after February 1, 1986 and prior to August 1, 1986, and (b) with respect to employees paid on a salaried basis, the 401(k) Opportunity Plan For Salaried Employees of Viskase Corporation as in effect on and after February 1, 1986 and prior to August 1, 1986.

          (22)  Union Carbide Savings Plan.  The Savings
               ----------------------------
     Plan For Employees Of Union Carbide Corporation And
     Its Participating Subsidiary Companies.

          (23)  Union Carbide 401(k) Plan.  (a)  With
                --------------------------
     respect to employees paid on an hourly basis, the 401(k) Opportunity Plan For Hourly Employees Of Union Carbide Corporation And Its Participating Subsidiaries, and (b) with respect to employees paid on a salaried basis, the 401(k) Opportunity Plan for Salaried Employees of Union Carbide Corporation and Its Partici-pating Subsidiaries.


                            ARTICLE 3
                            ---------
                          PARTICIPATION
                          --------------
          Section 3.1.  Eligibility for Participation.  Each
          -----------   -----------------------------
 employee who was a participant or active participant on January 31, 1991 shall continue to be a participant or active partici-pant, respectively. Each other participant shall be eligible to become an active participant in this plan on his first day of employment.

          Section 3.2.  Enrollment Forms.  A participant may
          -----------   ----------------
become an active participant by executing and delivering to his employer an enrollment form in the time and manner prescribed by the committee specifying his chosen rate of contributions pursu-ant to Section 4.1(a), Section 4.2(a), Section 5.1(a) and Sec-tion 5.2(a). The chosen rate of contribution to be made pursuant to Section 4.1(a) and Section 5.1(a) shall equal, in the aggre-gate, a whole percentage of not less than 1% and not more than 6%. A participant whose chosen rates of contributions to be made pursuant to Sections 4.1(a) and 5.1(a) aggregates 6% shall be entitled to make contributions pursuant to Section 4.2(a) and
Section 5.2(a). The chosen rate of contribution to be made pursuant to Section 4.2(a) and Section 5.2(a) may be, in the aggregate, a whole percentage of not less than 1% and not more than 10%. Such enrollment form shall authorize the active par-ticipant's employer to reduce his compensation by the amount of contributions to be made pursuant to Section 4.1(a), if any; and
Section 4.2(a), if any; shall authorize his employer to deduct from his compensation the amount of contributions to be made pursuant to Section 5.1(a), if any; and Section 5.2(a), if any; shall specify his investment elections as described in Sec-tion 7.1; and shall evidence his acceptance of and agreement to all provisions of this plan.

          Section 3.3.  Transfer of Employment to Affiliates. If
          -----------   ------------------------------------
a participant shall be transferred from one employer to another or from an employer to an affiliate, such participant shall continue to participate in this plan until an event shall occur which would have terminated his participation had he continued in the service of an employer until the occurrence of such event. Employment by an affiliate shall be taken into account only to the extent set forth in Article 9.

                            ARTICLE 4
                            ----------
                     EMPLOYER CONTRIBUTIONS
                     -----------------------
          Section 4.1.  Before-Tax Basic Contributions.  (a)
          ------------  -------------------------------
Election of Before-Tax Basic Contributions.  Subject to the
------------------------------------------
limitations set forth in Sections 4.4, 4.5, 4.6 and 7.5, each employer shall contribute Before-Tax Basic Contributions on behalf of each active participant who is an employee thereof in an amount equal to a whole percentage, designated by the participant on his enrollment form pursuant to Section 3.2, that, when added to the active participant's contributions pursuant to
Section 5.1(a), does not exceed 6% of such active participant's compensation. Before-Tax Basic Contributions shall commence with the first payroll month beginning on or next following the day the participant has selected on his executed enrollment form described in Section 3.2. Such contributions shall be delivered to the trustee not less frequently than monthly.

          (b)  Changes in the Rate of Before-Tax Basic Contribu-
               ------------------------------------------------
tions.  Before-Tax Basic Contributions at the rate designated by
-----
an active participant pursuant to Section 4.1(a) shall continue in effect until the participant shall change or suspend such designation. An active participant may change or suspend such designation as of the first day of any payroll month by giving written directions to his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be designated by the committee) prior to the effective date of the change or suspension, but not more than once during any calendar month. Any change or suspension shall be limited to those rates described in Section 4.1(a).

          Section 4.2.  Before-Tax Supplemental Contributions.
          -----------   -------------------------------------
(a) Subject to the limitations set forth in Sections 4.4, 4.5 and 7.5, each active participant for whom the sum of the rates of the contributions being made pursuant to Sections 4.1(a) and 5.1(a) equals 6% shall be entitled to elect to have his employer make Before-Tax Supplemental Contributions each pay period on his behalf in an amount equal to a whole percentage, designated by the participant on his application pursuant to Section 3.2, that, when added to the active participant's contributions pursuant to
Section 5.2(a) does not exceed 10% of such active participant's compensation. Amounts contributed pursuant to this paragraph shall be subject to the provisions regarding elections and changes contained in Section 4.1(b) for Before-Tax Basic Contributions to the same extent as are Before-Tax Contributions.

          (b) Before-Tax Supplemental Contributions shall com-mence with the first payroll month beginning on or next following the day the participant has selected on his executed application described in Section 3.2. Such contributions shall be delivered to the trustee not less frequently than monthly.

          Section 4.3.  Employer Matching Contributions.
          -----------   -------------------------------
     (a) Subject to the limitations set forth in Sections 4.4, 4.5 and 7.5, each employer shall contribute Matching Contributions on behalf of each active participant who is an employee thereof in an amount equal to 50% of the aggregate amount of Before-Tax
Basic Contributions made on behalf of such participant pursuant to Section 4.1(a). Such Matching Contributions shall be delivered to the trustee at the same time the participant's
Before-Tax Basic Contributions are delivered to the trustee, or as soon thereafter as reasonably practicable.

          (b) Subject to the limitations set forth in Sections 4.4, 4.5 and 7.5, each employer shall contribute Matching Contributions on behalf of each active participant who is an employee thereof in an amount equal to 50% of the After-Tax Basic Contributions made by such participant pursuant to
Section 5.1(a). Such Matching Contributions shall be delivered to the trustee at the same time the participant's After-Tax Basic Contributions are delivered to the trustee, or as soon thereafter as reasonably practicable.

          Section 4.4.  Limitations on Contributions for Highly-
          -----------   ---------------------------------------
Compensated Employees.  (a)  Limits Imposed by Section 401(k)(3)
---------------------        -----------------------------------
of the Code.  Notwithstanding the provisions of Sections 4.1(a)
-----------
and 4.2(a), if the aggregate amount of Before-Tax Basic Contributions and Before-Tax Supplemental Contributions made pursuant to such Sections for a plan year shall fail to satisfy both of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments prescribed in Section 4.4(e)(1) shall be made.

          (1) The average deferral percentage for the group consisting of participants who are highly-compensated employees of all employers does not exceed the product of the average deferral percentage for the group con-sisting of participants who are not highly-compensated employees of all employers multiplied by 1.25.

          (2) The average deferral percentage for the group consisting of participants who are highly-compensated employees of all employers (i) does not exceed the average deferral percentage of the group consisting of all participants who are not highly-compensated employees of all employers by more than 2 percentage points, and (ii) does not exceed the product of the average deferral percentage of such group multiplied by 2.0.



          (b)  Limits Imposed by Section 401(m) of the Code.
               --------------------------------------------
Notwithstanding the provisions of sections 4.3, 5.1(a), 5.2(a) and 5.3, if the Employer Matching Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions and Lump Sum Supplemental Contributions made pursuant to such Sections for a plan year shall fail to satisfy both of the tests set forth in subparagraphs (1) and (2) of this paragraph, the adjustments pre-scribed in Section 4.4(e)(2) shall be made.

          (1) The average contribution percentage for the group consisting of participants who are highly-compen-sated employees of all employers does not exceed the product of the average contribution percentage for the group consisting of participants who are not highly-compensated employees of all employers multiplied by 1.25

          (2) The average contribution percentage for the group consisting of participants who are highly-compen-sated employees of all employers (i) does not exceed the average contribution percentage of the group con-sisting of all participants who are not highly-compensated employees of all employers by more than 2 percentage points, and (ii) does not exceed the product of the average contribution percentage of such group multiplied by 2.0.

          (c)  Aggregate Limit on Contributions.  Notwithstanding
               --------------------------------
anything herein to the contrary, if the sum of the average defer-ral percentage (as determined under Section 4.4(d)(1) after making the adjustments required by Section 4.4(e)(1) for the plan year) and the average contribution percentage (as determined under Section 4.4(d)(2) after making the adjustments required by
Section 4.4(e)(2) for the plan year) for the group consisting of participants who are highly-compensated employees of all employers exceeds, or in the judgment of the committee is likely to exceed, the aggregate limit for such plan year, the adjust-ments prescribed in Section 4.4(e)(3) shall be made.

          (d)  Definitions.  For purposes of this Section:
               -----------
          (1) the average deferral percentage for a group of participants for a plan year shall be the average of the ratios rounded to the nearest one-hundredth of one percent, calculated separately for each participant in such group to the nearest one-hundredth of one percent, of the Before-Tax Basic Contributions and the Before-Tax Supplemental Contributions made pursuant to Sec-tions 4.1(a) and 4.2(a) for the benefit of such parti-cipant for such year, but not including any such contributions used in the calculation of the average contribution percentage for such year, to the total compensation for such plan year paid to such participant;

          (2) the average contribution percentage for a group of participants for a plan year shall be the average of the ratios rounded to the nearest one-hundredth of one percent, calculated separately for each participant in such group to the nearest one-hundredth of one percent, of the Employer Matching Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions and Lump Sum Supplemental Contributions made pursuant to Sections 4.3, 5.1(a), 5.2(a) and 5.3 and, in the committee's sole discretion, to the extent permitted under rules prescribed by the Secretary of the Treasury or otherwise under the law, the Before-Tax Basic Contributions and the Before-Tax Supplemental Contributions made pursuant to Sections 4.1(a) and 4.2(a) during such year for the benefit of such participant to such participant's compensation for the plan year;

          (3) the aggregate limit shall equal the greater of (i) the sum of (A) 1.25 times the greater of (I) the average deferral percentage for the group consisting of participants who are not highly-compensated employees or (II) the average contribution percentage for the group consisting of participants who are not highly-compensated employees, plus (B) two percentage points plus the lesser of (I) or (II) above, but not greater than 200% of the lesser of (I) or (II) above, or (ii) the sum of (A) 1.25 times the lesser of (I) or (II) above plus (B) two percentage points plus the greater of (I) or (II) above, but not greater than 200% of the greater of (I) or (II) above.

          (4) "highly-compensated employee" shall mean any employee described in section 414(q) of the Code;

          (5) "compensation" shall have the meaning set forth in Section 414(s) of the Code and regulations promulgated thereunder;

          (6) if this plan and one or more other plans of any employer to which Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, Employer Match-ing Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions and Lump Sum Supplemental Contributions are made are treated as one plan for purposes of Section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section. If a highly-compensated employee participates in this plan and one or more other plans of an employer to which any such contributions are made, all such contributions shall be aggregated for purposes of this Section; and

          (7)  if any participant is a 5% owner (under
     section 416(i)(1)(B)(i) of the Code) or one of the ten most highly-compensated employees of any employer, the Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, Employer Matching Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions, Lump Sum Supplemental Contributions and compensation of such participant shall include the Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, Employer Matching Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions and Lump Sum Supplemental Contributions and compensation of such participant's family members (as defined in section 414(q)(6)(B) of the Code), and such family members shall be disregarded for all other purposes under this Section.


          (e)  Adjustments to Comply with Limits.  (1) Adjust-
               ---------------------------------       -------
ments to Comply with Section 401(k)(3) of the Code.  The
--------------------------------------------------
committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in Sections 4.4(a)(1) or 4.4(a)(2) shall be satisfied during a plan year, and, if it shall appear to the committee that neither of such tests shall be satisfied, the committee shall take such steps as it shall deem necessary or appropriate including adjusting the Before-Tax Supplemental Contributions made pursuant to Section 4.2(a) and, to the extent necessary, the Before-Tax Basic Contributions made pursuant to
Section 4.1(a) for all or a portion of such plan year on behalf of each participant who is a highly-compensated employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a plan year it is determined that regardless of any such steps taken neither of the tests set forth in Section 4.4(a)(1) or 4.4(a)(2) shall be satisfied with respect to such plan year, the committee shall calculate the maximum deferral percentage permissible for participants who are highly-compensated employees under the tests set forth in Sections 4.4(a)(1) or 4.4(a)(2). The Before-Tax Supplemental Contribu-tions and, to the extent necessary, the Before-Tax Basic Contri-butions made on behalf of each participant who is a highly-com-pensated employee and whose actual deferral percentage is the highest shall be reduced until such actual deferral percentage equals the greater of (A) such maximum deferral percentage and
(B) the actual deferral percentage of the highly-compensated employee with the next highest actual deferral percentage. If further reductions are necessary, then such contributions on behalf of each participant who is a highly-compensated employee and whose actual deferral percentage, after the reduction described in the preceding sentence, is the highest shall be reduced in accordance with the previous sentence. Such reduc-tions shall continue to be made to the extent necessary so that the actual deferral percentage of all participants who are highly-compensated employees does not exceed such maximum defer-ral percentage. The committee shall (A) treat the amount of such reductions as After-Tax Basic Contributions made pursuant to
Section 5.1(a), After-Tax Supplemental Contributions made pursuant to Section 5.2(a) or Lump Sum Supplemental Contributions made pursuant to Section 5.3, to the extent that the limits described in Section 5.1(a), Section 5.2(a) or Section 5.3, whichever is applicable, are not exceeded, and to the extent the reductions are treated as contributions other than After-Tax Basic Contributions, distribute any corresponding Employer Match-ing Contributions related to the reduced Before-Tax Basic Contri-butions, plus any income and minus any loss allocable to such Employer Matching Contributions to which such participant be entitled under Section 8.1 or 8.2 if such participant had termi-nated service on the last day of the plan year for which such contributions were made (or earlier if any such participant actually terminated service at an earlier date), and any remain-ing amount of such corresponding Employer Matching Contributions plus any income and minus any loss allocable thereto shall be forfeited, and (B) to the extent the limits of Sections 5.1(a), 5.2(a) and 5.3 are exceeded, distribute no later than the last day of the subsequent plan year to such participant (I) the amount of such reductions plus any income and minus any loss allocable thereto and (II) Employer Matching Contributions to the extent that Before-Tax Basic Contributions are reduced plus any income and minus any loss allocable thereto to which such parti-cipant would be entitled under Section 8.1 or 8.2 if such parti-cipant had terminated service on the last day of the plan year for which such contributions were made (or earlier if any such participant actually terminated service at any earlier date), and any remaining amount of such Employer Matching Contributions plus any income and minus any loss allocable thereto shall be for-feited. The amount of any Before-Tax Basic Contributions and Before-Tax Supplemental Contributions distributed, if any, shall be reduced by any such contributions previously distributed to such participant pursuant to Section 4.6(c) for such plan year. The amount of any income or loss allocable to any such reductions to be so distributed or forfeited shall equal the sum of the allocable gain or loss for the plan year determined in accordance with applicable regulations. The unadjusted amount of any such reductions so distributed shall be treated as "annual additions" for purposes of Section 7.5.

          (2)  Adjustments to Comply with Section 401(m) of the
               ------------------------------------------------
Code.  The committee shall cause to be made such periodic compu-
-----
tations as it shall deem necessary or appropriate to determine whether either of the tests set forth in Sections 4.4(b)(1) or 4.4(b)(2) shall be satisfied during a plan year, and, if it shall appear to the committee that neither of such tests shall be satisfied, the committee shall take such steps as it shall deem necessary or appropriate including adjusting the Employer Match-ing Contributions, After-Tax Basic Contributions, After-Tax Supplemental Contributions and Lump Sum Supplemental Contribu-tions made pursuant to Sections 4.3, 5.1(a), 5.2(a) and 5.3 and any Before-Tax Basic Contributions and Before-Tax Supplemental Contributions treated as Employer Matching Contributions pursuant to Section 4.4(d)(2) for all or a portion of such plan year on behalf of each participant who is a highly-compensated employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a plan year it is determined that regardless of any steps taken neither of the tests set forth in Sections 4.4(b)(1) or 4.4(b)(2) shall be satisfied with respect to such plan year, the committee shall calculate the maximum contribution percentage permissible for participants who are highly-compensated employees under the tests set forth in Sections 4.4(b)(1) and 4.4(b)(2) and reduce the employee contributions made on behalf of each participant who is a highly-compensated employee in the manner described in subparagraph (1) of this paragraph. In making the adjustments described in the preceding sentence, the Lump Sum Supplemental Contributions shall be reduced first, After-Tax Supplemental Contributions shall be reduced second and After-Tax Basic Contributions shall be reduced last. If the adjustments required by this paragraph exceed the amount of a participant's employee contributions made pursuant to
Article 5 for such plan year, Employer Matching Contributions made on behalf of such participant pursuant to Section 4.3 for such plan year shall be reduced in accordance with subparagraph
(1) of this paragraph to the extent necessary to comply with
Section 4.4(b), except that such Employer Matching Contributions may not be recharacterized as employee contributions. If the reductions required by this Section exceed the total amount of a participant's employee contributions made pursuant to Article 5 for such plan year and exceed the amount of Employer Matching Contributions made on behalf of such participant pursuant to
Section 4.3 for such plan year, any Before-Tax Basic Contributions and Before-Tax Supplemental Contributions made on behalf of such participant which the committee has elected to treat as Employer Matching Contributions pursuant to
Section 4.4(d)(2) shall be adjusted in accordance with subparagraph (1) of this paragraph to the extent necessary to comply with Section 4.4(b).

          (3)  Adjustments to Comply with the Aggregate Limit.
              -----------------------------------------------
If, after making the adjustments required by subparagraphs (1) and (2) of this paragraph for a plan year, the committee shall determine that the sum of the average deferral percentage and the average contribution percentage for the group consisting of participants who are highly-compensated employees of all employers exceeds the aggregate limit for such plan year, the committee shall no later than the last day of the subsequent plan year first reduce the Lump Sum Supplemental Contributions made pursuant to Section 5.3, next reduce the After-Tax Supplemental Contributions made pursuant to Section 5.2(a) and next reduce the After-Tax Basic Contributions made pursuant to Section 5.1(a) for such plan year on behalf of each participant who is a highly-compensated employee to the extent necessary to eliminate such excess. Such reduction shall be effected by calculating the maximum contribution percentage permissible for participants who are highly-compensated employees under the aggregate limit for such plan year and first reducing the Lump Sum Supplemental Contributions, next reducing the After-Tax Supplemental Contributions and next reducing the After-Tax Basic Contributions made on behalf of each participant who is a highly-compensated employee in the manner described in subparagraph (1) of this paragraph. In the event that further reductions are necessary, the committee shall no later than the last day of the subsequent plan year first reduce the Before-Tax Supplemental contributions made pursuant to Section 4.2(a) and next reduce the Before-Tax Basic Contributions made pursuant to Section 4.1(a) on behalf of each participant who is a highly compensated employee to the extent necessary to eliminate such excess. Such reduction shall be effected by calculating the maximum deferral percentage permissible for participants who are highly compensated employees under the aggregate limit for such plan year and first reducing the Before-Tax Supplemental Contributions and next reducing the Before-Tax Basic Contributions made on behalf of each participant who is a highly compensated employee in the manner described in subparagraph (1) of this paragraph.

          Section 4.5.  Limitation on Employer Contributions.
          -----------   ------------------------------------
The aggregate Before-Tax Basic Contributions, Before-Tax Supple-mental Contributions and Matching Contributions of an employer made pursuant to Sections 4.1(a), 4.2(a) and 4.3 for any plan year shall not exceed the maximum amount for which a deduction is allowable to such employer for federal income tax purposes for the taxable year of such employer which ends with or within such plan year on account of such contributions, and such contribu-tions of any employer for any plan year shall not exceed the then current or accumulated profits, as determined under generally accepted accounting principles, of such employer, or if such contributions do exceed such profits, then the aggregate of all such contributions for any plan year of all employers which are members of a controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes such employer shall not exceed the then current or accumulated profits, as determined under generally accepted accounting principles, of such employers.

          Any contribution made by an employer by reason of a good faith mistake of fact, or any contribution made by an employer which exceeds the maximum amount for which a deduction is allowable to the employer for federal income tax purposes by reason of a good faith mistake in determining the maximum deductible amount shall upon the request of such employer be returned by the trustee to such employer, and if any such contri-bution was a Before-Tax Basic Contribution made pursuant to
Section 4.1(a) or a Before-Tax Supplemental Contribution made pursuant to Section 4.2(a), then the amount thereof shall be paid by the employer to the participant on whose behalf such contribu-tion was made and included in the participant's compensation for federal income tax purposes for the year of such payment. The employer's request and the return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such con-tribution was disallowed, as the case may be. The amount to be returned to the employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the employer of the amount attributable to the mistaken contribution would cause the balance of any account of a participant as of the date such amount is to be returned (determined as if such date coincided with the close of a plan year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the employer shall be limited so as to avoid such reduction.

          Section 4.6.  Seven Thousand Dollar Annual Limitation
          -----------   ---------------------------------------
 on Before-Tax Contributions.  (a) General Rule.  Notwithstanding
----------------------------       -------------
Sections 4.1 and 4.2, effective January 1, 1987, no participant shall be permitted to have aggregate Before-Tax Basic Contributions and Before-Tax Supplemental Contributions made under this plan during any calendar year that, when added to all other elective deferrals (as defined in Section 402(g)(3) of the Code) made on behalf of the participants to all other plans or arrangements maintained by an employer or affiliate and described in Section 401(k), 408(k) or 403(b) of the Code), exceed $7,000, as adjusted for annual increases in the cost of living prescribed by the Secretary of the Treasury under Section 415(d) of the Code.

          (b)  Procedures to Suspend Before-Tax Contributions
               ----------------------------------------------
That May Exceed the Seven Thousand Dollar Limit.  The committee
-----------------------------------------------
may adopt such procedures and prescribe such election forms whereby each participant may elect, prior to the time during any calendar year that the aggregate of the participant's (i) Before-Tax Basic Contributions, (ii) Before-Tax Supplemental Contributions and (iii) amounts contributed under other plans or arrangements maintained by an employer or an affiliate and described in Sections 401(k), 408(k) or 403(b) of the Code would, for the calendar year in which such contributions were made, equal $7,000, adjusted as described in Section 4.6(a) (the "adjusted $7,000 limit"), that when the aggregate of such contributions for the year shall equal the adjusted $7,000 limit
(i) Before-Tax Supplemental Contributions and, to the extent necessary, Before Tax Basic Contributions shall be suspended until the beginning of the next calendar year or any later time allowed by the committee and (ii) at the same time such suspension is to become effective, After-Tax Basic Contributions shall commence or, if already being made, shall increase by the same percentage elected by the participant pursuant to Section 4.1(a) until the beginning of the next calendar year or any other time allowed by the committee; provided, however, that no such
                               ------------------
increase shall cause Before-Tax Basic Contributions and After-Tax Basic Contributions to exceed, in the aggregate, 6%.

          (c)  Distribution of Excess Before-Tax Contributions.
               -----------------------------------------------
If for any calendar year the aggregate of the (i) Before-Tax Basic Contributions and Before-Tax Supplemental Contributions to this plan and (ii) amounts contributed under other plans or arrangements maintained by an employer or affiliate and described in Sections 401(k), 408(k) or 403(b) of the Code will exceed the adjusted $7,000 limit for the calendar year in which such contributions were made ("Excess Before-Tax Contributions"), such participant shall, pursuant to the rules and at the time following such calendar year as determined by the committee, be allowed to submit a written request that the Excess Before-Tax Contributions plus any income and minus any loss allocable thereto be distributed to him. The amount of any income or loss allocable to such Excess Before-Tax Contributions shall equal the sum of the allocable gain or loss for the plan year determined in accordance with applicable regulations. The written request submitted by the participant shall be made on a form provided by the committee which specifies the participant's Excess Before-Tax Contributions. The request shall be accompanied by the participant's written statement that if such Excess Before-Tax Contributions are not distributed, such Excess Before-Tax Contributions, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, will exceed the adjusted $7,000 limit.

          In making the adjustments described above, the Before-Tax Supplemental Contributions shall be reduced first and the Before-Tax Basic Contributions shall be reduced last. Such adjusted amount of Excess Before-Tax Contributions shall be distributed to the participant no later than April 15 following the calendar year for which such contributions are made. The amount of Excess Before-Tax Contributions to be so distributed shall be reduced by any contributions previously distributed or recharacterized pursuant to Section 4.4(e)(1) with respect to such calendar year. Notwithstanding the provisions of this paragraph, any such Before-Tax Contributions shall be treated as "annual additions" for purposes of Section 7.5.

                            ARTICLE 5
                            ---------
                     EMPLOYEE CONTRIBUTIONS
                     -----------------------
          Section 5.1.  After-Tax Basic Contributions.  (a)  Each
          -----------   ------------------------------
active participant shall be entitled to make periodic After-Tax Basic Contributions by means of a payroll deduction each pay period in an amount equal to a percentage, designated by the participant on his enrollment form pursuant to Section 3.2, that, when added to the active participant's contributions pursuant to
Section 4.1(a), does not exceed 6% of such active participant's compensation. Each active participant shall be deemed to have made After-Tax Basic Contributions to this plan pursuant to this paragraph to the extent that the Before-Tax Basic Contributions made on his behalf pursuant to Section 4.1(a) are treated as After-Tax Basic Contributions pursuant to Section 4.4(e)(1). Amounts contributed pursuant to this paragraph shall be subject to the provisions regarding elections and changes contained in
Section 4.1(b) for Before-Tax Basic Contributions to the same extent as are such Before-Tax Basic Contributions.

          (b) After-Tax Basic Contributions shall commence with the first payroll month beginning on or next following the day the participant has selected on his executed application de-scribed in Section 3.2. Such contributions shall be delivered to the trustee not less frequently than monthly.

          Section 5.2.  After-Tax Supplemental Contributions.
          -----------   ------------------------------------
(a) Each active participant for whom the sum of the rates of the contributions being made pursuant to Sections 4.1(a) and 5.1(a) equals 6% shall be entitled to make After-Tax Supplemental Con-tributions by means of a payroll deduction each pay period in an amount equal to a whole percentage, designated by the participant on his application pursuant to Section 3.2, that, when added to the active participant's contributions pursuant to Section 4.2(a), does not exceed 10% of such active participant's compensation. Amounts contributed pursuant to this paragraph shall be subject to the provisions regarding elections and changes contained in Section 4.1(b) for Before-Tax Basic Contributions to the same extent as are such Before-Tax Basic Contributions.

          (b) After-Tax Supplemental Contributions shall com-mence with the first payroll month beginning on or next following the day the participant has selected on his executed application described in Section 3.2. Such contributions shall be delivered to the trustee not less frequently than monthly.

          Section 5.3.  Lump Sum Supplemental Contributions.  As
          -----------   -----------------------------------
of any time during a plan year an active participant for whom the sum of the rates of the contributions being made pursuant to Sections 4.1(a) and 5.1(a) equals 6% of his compensation may make a Lump Sum Supplemental Contribution of no less than $500 by delivering to the Company an amount which, when added to all of the aggregate annual additions (as defined in Section 7.5) for the plan year to the participant's accounts and the benefits accrued for the plan year by the participant do not exceed the limitations of Section 7.5. Such Lump Sum Supplemental Contributions shall be delivered by the Company to the trustee as soon as reasonably practicable. Any Lump Sum Supplemental Contribution shall be credited to the appropriate subaccounts in accordance with the investment direction given by the participant for this purpose.

          Section 5.4.  Rollover Contributions.  If a participant
          -----------   ----------------------
receives either before or after becoming an active participant an eligible rollover distribution or distributions (within the meaning of Section 402 of the Code) from an employees' trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code (other than a trust which forms part of a plan which was a top-heavy plan as defined in
Section 416(i) of the Code under which the participant was a key employee within the meaning of Section 416(i) of the Code at the time contributions were made on his behalf under such trust), then such participant may contribute to this plan an amount which does not exceed the amount of such distribution or distributions (including the proceeds from the sale of any property received as a part of such distribution or distributions) less the amount considered contributed to such trust by the participant.

          If a participant receives either before or after becom-ing an active participant a distribution or distributions from an individual retirement account or individual retirement annuity (within the meaning of Section 408 of the Code) or from a retire-ment bond (within the meaning of Section 409 of the Code) and the amount received represents the entire amount in such account, the entire value of such annuity or the entire value of such bond, and if no amount in such account, no part of the value of such annuity or no part of the value of the proceeds of such bond is attributable to any source other than a rollover distribution or distributions (within the meaning of Section 402 of the Code) from an employees' trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code (other than a trust which forms part of a plan which was a top-heavy plan as defined in Section 416(i) of the Code under which the participant was a key employee within the meaning of
Section 416(i) of the Code at the time contributions were made on his behalf under such trust), and if such distribution is en-tirely in cash, then such participant may contribute to this plan an amount equal to the amount of such distribution or distribu-tions.

          Any Rollover Contribution pursuant to this Section shall either (i) be delivered by the participant to the Company and by the Company to the trustee on or before the 60th day after the day on which the participant receives the distribution or on or before such later date as may be prescribed by law, or (ii) be directly transferred on behalf of the participant directly from the trustee of an employees' trust described in Section 401(a) of the Code that is exempt from tax under Section 501(a) of the Code. Any such contribution must be accompanied by (i) a statement of the participant that to the best of his knowledge the amount so transferred meets the conditions specified in this Section, and (ii) a copy of such documents as may have been received by the participant advising him of the amount of and the character of such distribution. Notwithstanding the foregoing, the Company shall not accept a rollover contribution if in its judgment accepting such contribution would cause this plan to violate any provision of the Code or regulations.

                            ARTICLE 6
                            ---------
                              TRUST
                              ------
          A trust shall be created by the execution of a trust agreement between the employers and the trustee. All employer and employee contributions under this plan shall be paid to the trustee. The trustee shall hold all monies and other property received by it. The trustee shall invest and reinvest the same, together with the income therefrom, on behalf of the participants collectively in accordance with the provisions of the trust agreement, except to the extent that such monies and other pro-perty are invested in the Fixed Income Investment Fund through an insurance contract, or in the Equity Investment Fund through a mutual fund, or in funds managed by an investment manager or otherwise as provided for in Section 7.l. The trustee shall make distributions from the trust fund at such time or times to such person or persons and in such amounts as the committee shall direct in accordance with this plan.

                            ARTICLE 7
                            ---------

         INVESTMENT ELECTIONS AND ALLOCATION OF TRUST
       INCOME AND CONTRIBUTIONS TO PARTICIPANTS' ACCOUNTS
       --------------------------------------------------


          Section 7.1.  Participant's Accounts and Investment
          -----------   -------------------------------------
Elections.  (a)  The committee shall establish and maintain or
----------
cause to be established and maintained one or more separate accounts for each participant. The number and type of accounts established and maintained for a participant will be determined by the type of contributions made on behalf of or by the participant. A separate account shall be established and maintained for a participant for each of the following types of contributions made on behalf of or by the participant, and any earnings thereon which account shall be credited with such contributions and earnings:

          (i) Before-Tax Basic Contributions made pursuant to Section 4.1(a);

          (ii)  Matching Contributions made pursuant to
     Section 4.3(a) with respect to Before-Tax Basic Contri-butions made pursuant to Section 4.1(a);

          (iii)  Matching Contributions made pursuant to
     Section 4.3(b) with respect to After-Tax Basic
     Contributions made pursuant to Section 5.1(a);

          (iv) Before-Tax Supplemental Contributions made pursuant to Section 4.2(a);

          (v) After-Tax Basic Contributions made pursuant to Section 5.1(a);

          (vi) After-Tax Supplemental Contributions made pursuant to Section 5.2(a) and Lump Sum Supplemental
     Contributions made pursuant to Section 5.3; and

                    (vii)  Rollover Contributions made pursuant to
     Section 5.4.

A participant shall elect that each of his accounts be divided into a Fixed Income Investment Fund subaccount, an Equity Investment Fund subaccount, and a Balanced Fund subaccount. Each such account may also be divided from time to time if the committee so determines in its sole discretion in so many additional investment fund subaccounts each of which is managed by an investment manager or managers, as defined in Section 3(38) of ERISA, appointed by the committee. Any such election shall specify that contributions credited to a specific account be invested either (1) wholly in one of such investment funds, or
(2) divided among two or more of such investment funds in increments of 25%. A single investment election chosen by a participant will apply to contributions to be credited to the participant's accounts described in clauses (i), (ii) and (iv) of the third sentence of this Section. A separate single investment election chosen by a participant will apply to contributions to be credited to the participant's accounts described in clauses
(iii), (v) and (vi) of the third sentence of this Section. As indicated in Sections 5.3 and 5.4, a participant making a Lump Sum Supplemental Contribution or a Rollover Contribution is entitled to make a separate investment election with respect to any such contribution. Earnings and losses in each investment fund shall be credited or debited to each subaccount, except as provided otherwise herein. All such subaccounts shall be solely for accounting purposes, and there shall be no segregation of assets of the trust among the separate accounts or subaccounts. In addition, the committee shall establish and maintain, or cause to be established and maintained, a loan subaccount as required by Section 8.7(b).

          (b) Any amounts allocated to any investment fund may be invested temporarily in obligations of a short-term nature, including prime commercial obligations or part interests therein, or in interests in any trust fund that has been or shall be created and maintained by the trustee or any other person or entity as trustee for the collective short-term investment of funds of trusts for employee benefit plans qualified under
Section 401(a) of the Code.

          (c) All charges and expenses incurred in connection with the purchase and sale of investments for an investment fund shall be charged to such fund except to the extent paid by an employer.

          (d)  Change of Investment Election.  A participant may
               -----------------------------
elect to change his investment election during any calendar month effective (i) in the case of future contributions made pursuant to Articles 4 and 5, or both, as designated by the participant, as of the first payroll month, and (ii) in the case of the balance in his accounts determined as of the valuation date immediately preceding such change, as of the first day of any calendar month, after the election is timely received by submitting to his employer a written form specified by the committee at least 21 days (or such shorter period as may be specified by the committee) prior to the date as of which the change is to be effective. Such change shall be limited to the investment choices described in Section 7.1(a). Any such change shall specify that such contributions be invested either
(i) wholly in one of the funds described in Section 7.1(a), or
(ii) divided among two or more of such funds. Any change in investment election applicable to contributions made subsequent to such change shall be in 25% increments and subject to the provisions regarding elections contained in Section 7.1(a). Any change in investment election applicable to amounts already contributed to the various accounts prior to such change shall be in 25% increments of the total value of all accounts of the participant described in clauses (i), (ii) and (iv) of the third sentence of Section 7.1(a), or described in clauses (iii), (v) and (vi) of such sentence, or described in clause (vii) of such sentence, respectively.

          Section 7.2.  Allocation to Participants' Accounts
          -----------   ------------------------------------
of Net Income of Trust and Fluctuation in Value of Trust Assets.
----------------------------------------------------------------
As soon as practicable after each valuation date, the net worth (as defined in Section 7.3) of each investment fund as of such valuation date shall be determined. If the net worth of such fund so determined shall be more or less than the total of all balances credited as of such valuation date to the subaccounts of participants as of such valuation date the amount of such excess or deficiency shall be prorated and credited or charged to the subaccounts of all such participants invested in such investment fund in the proportion that the adjusted balance of each such subaccount as of the preceding valuation date increased by the following amounts invested in such investment fund: (i) 50% of the sum of the participant's Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, After-Tax Basic Contributions and After-Tax Supplemental Contributions; (ii) any Lump Sum Supplemental Contributions made by the participant after the preceding valuation date; and (iii) 50% of any loan repayments made after the preceding valuation date and reduced by the amount of any withdrawals from such subaccount after such preceding valuation date (but not less than zero) bears to the total of such balances of all such subaccounts.

          Section 7.3.  Determination of Net Worth of an Invest-
          -----------   ---------------------------------------
ment Fund.  The net worth of an investment fund as of any
---------
valuation date shall be the fair market value of all assets (including any uninvested cash) held by such fund, as determined by the trustee on the basis of such evidence and information as it may deem pertinent and reliable, reduced by any liabilities of such fund other than participants' accounts.

          Section 7.4.  Allocation of Contributions and
          -----------   -------------------------------
Forfeitures to Accounts.  Contributions made pursuant to
-----------------------
Sections 4.1(a), 4.2(a), 4.3, 5.1(a), 5.2(a), 5.3 and 5.4 shall be allocated to the appropriate accounts of each participant on whose behalf or by whom each such contribution is made as of the date on which such contributions are delivered to the trustee. Forfeitures described in Section 8.2(b) shall be allocated as of the last day of the plan year following the plan year during which the participant terminated his employment. Such forfeitures shall be allocated to the same accounts to which contributions made pursuant to Section 4.3(a) or Section 4.3(b) are allocated during such year in proportion to such amounts so allocated to such accounts during such plan year.

          Section 7.5.  Statutory Limitations on Allocations
          -----------   ------------------------------------
to Accounts.  Notwithstanding Section 7.4, the amount allocated
-----------
to a participant's accounts pursuant to Section 7.4 for any plan year shall be limited so that (i) the aggregate annual additions for such plan year to the participant's accounts in this plan and in all other defined contribution plans maintained by any employer shall not exceed the lesser of (A) $30,000 (adjusted for increases in the cost of living as set forth in regulations) or, if greater, one-fourth of the defined benefit limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year, and (B) 25% of the participant's compensation for such plan year, and (ii) the sum of (A) and (B) below shall not exceed 1.

          (A)  The sum of the annual additions to the
     participant's accounts in this plan and the aggregate annual additions to the participant's accounts in all other defined contribution plans maintained by an employer (determined as of the close of the plan year for which these computations are being made) for each plan year during which the participant shall have participated in any such plan divided by the sum of, calculated with respect to each such plan year, the lesser of

               (I)  125% of the maximum dollar amount
          which under Section 415(c)(1)(A) of the Code could have been contributed on behalf of the participant to a defined contribution plan for such plan year, and

                         (II)  35% of the participant's annual
          compensation for such plan year.

          (B) The aggregate projected annual benefit of the participant under all defined benefit plans maintained by an employer (determined as of the close of the plan year for which these determinations are being made), divided by the lesser of

               (I)  125% of the maximum dollar limita-
          tion contained in Section 415(b)(1)(A) of the Code as adjusted for increases in the cost of living as set forth in Section 415(d) of the Code, and

               (II)  140% of the average of the parti-
          cipant's compensation for the three consecu-tive calendar years of his participation in such defined benefit plans during which his compensation was the highest.


If the amounts allocable pursuant to Section 7.4 would exceed either of the limitations set forth above, then, notwithstanding
Section 7.4, no amounts which would exceed such limitations shall be allocated to the participant's accounts and any contributions made by the participant under Sections 5.2(a) and 5.3 for such plan year shall be refunded to the extent of such excess. If either limitation would continue to be exceeded, any contribu-tions made by the participant under Section 5.1(a) shall then be refunded to the extent of such excess. If either limitation would continue to be exceeded, then the amount otherwise allo-cable, and contributions made by such participant's employer, under Sections 4.1(a), 4.2(a) and 4.3 shall be reduced, pro rata, to the extent necessary to comply with such limitation and the contributions made by such employer pursuant to Sections 4.1(a) and 4.2(a) shall be distributed to such participant.

          If in any plan year, a participant's annual additions exceed the limitations set forth above as a result of (i) an error in estimating an employee's compensation, (ii) the allocation of forfeitures, (iii) a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be allocated to the participant's accounts, or (iv) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, then the committee shall reduce the participant's annual additions in the same manner as described in the preceding sentence; provided, however, that to the extent that the amount
          --------  --------
of any such reductions cannot be refunded to the participant, the employer shall pay to such participant additional compensation in an amount equal to such reduction.

          The "annual additions" for a plan year to a partici-pant's accounts in this plan and in any other defined contribu-tion plan is the sum during such plan year of

          (i) the amount of employer contributions allo-cated to such participant's accounts,

          (ii) the amount of forfeitures allocated to such participant's accounts,

          (iii)  the amount allocated to any individual
     medical benefit account (as defined in Section 415(l) of the Code) maintained on behalf of the participant, and

          (iv) the amount of contributions by the partici-pant to such plan but excluding any rollover contribu-tion (within the meaning of Sections 402(a)(5), 403(a)(4), 408(d)(3) and 409(b)(3)(C) of the Code) made to such plan.


          As used in this Section, the terms "defined contri-bution plan", "projected annual benefit", "compensation" and "defined benefit plan" shall have the meaning set forth in
Section 415 of the Code and the regulations thereunder, and a participant's employer shall include entities which are members of the same controlled group (within the meaning of Section 414(b) of the Code as modified by Section 415(g) of the
Code) or affiliated service group (within the meaning of
Section 414(m) of the Code) as his employer or under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(g) of the Code) with his employer or such entities.

          Section 7.6.  Correction of Error.  If it shall come to
          -----------   -------------------
the attention of the committee that an error has been made in any of the allocations prescribed by this Article, appropriate adjustment shall be made to the accounts of all participants which are affected by such error, except that no adjustment need be made with respect to any participant whose account has been distributed in full prior to the discovery of such error.

                            ARTICLE 8
                            ---------
              DISTRIBUTIONS, WITHDRAWALS AND LOANS
              -------------------------------------
          Section 8.1.  Termination of Employment Under Circum-
          -----------   --------------------------------------
stances Entitling Participant to Full Distribution of His
---------------------------------------------------------
Accounts.  If a participant's employment shall terminate under
--------
any of the following circumstances, the participant or his designated beneficiary, as the case may be, shall be entitled to receive the balance of all of his accounts as of the valuation date coincident with or next following the participant's termina-tion of employment:

          (1)  After attaining age 65.

          (2)  Because of the participant's death.

          (3) Because of total and permanent disability of the participant which entitles the participant to a disability benefit under the terms of the long term disability maintained by the Company or, if the participant became disabled after February 16, 1986 and before November 30, 1990, a benefit under the terms of the Retirement Program For Employees of Viskase Corporation.

          (4) After the participant has three years of service.

          (5) For any other reason other than the partici-pant voluntarily quitting his employment or being terminated for cause.


A participant shall be considered terminated for cause if a good faith determination is made by the committee, either before or after the participant's termination of employment, that the participant has, prior or subsequent to his termination of employment:

          (1) participated in any fraud, dishonesty, or act of theft or embezzlement toward an employer; or

          (2)  intentionally and materially damaged or
     misappropriated the property or business of an em-ployer; or

          (3) committed a crime injurious to an employer as to which he has confessed in writing or as to which he has been found guilty by a court from which there is no further appeal or as to which the time for appeal has elapsed; or

          (4) violated the provisions of a written covenant not to compete with an employer or any other written covenant prohibiting the participant's use, to the detriment of an employer, of trade secrets or any information in which an employer has a proprietary interest.


          Section 8.2.  Termination of Employment Under Circum-
          -----------   --------------------------------------
stances Resulting in Partial Forfeiture of the Participant's
------------------------------------------------------------
Accounts.  (a)  If a participant's employment shall terminate
--------
under circumstances other than those set forth in Section 8.1, he shall be entitled to receive the value as of the valuation date coincident with or next following his termination of employment of (1) the balance of each of his accounts described in clauses
(i), (iv), (v), (vi) and (vii) of the third sentence of
Section 7.1(a), and (2) that percentage of his accounts described in clauses (ii) and (iii) of the third sentence of Section 7.1(a) determined by his years of service as of his termination of employment as indicated in the following table:

          Years of              Vested
          Service             Percentage
          ----------          ----------
          less than 3                  0%
          3 or more                  100%



          (b) The difference between the balance of any partici-pant's accounts and the amount to which the participant is enti-tled under Section 8.2(a) shall be immediately charged to such accounts and shall be forfeited and reallocated pursuant to
Section 7.4 as of the end of the plan year following the plan year during which the participant terminates his employment. If the participant is reemployed prior to receiving a distribution and prior to the date such forfeiture of any amount occurs, the amount shall not be forfeited and the distribution of such amount, along with any additional amounts credited to such accounts pursuant to Article 7 or Article 9, shall be determined pursuant to Section 8.1 or this Section, as the case may be, upon the participant's subsequent termination of employment. If the participant is reemployed after receiving a distribution and prior to the date such forfeiture occurs, then the difference shall not be forfeited if the participant repays the full amount of the distribution prior to the time such forfeiture would otherwise occur in which case the amount previously distributed and the amount which would otherwise have been forfeited, along with any additional amounts credited to the participant's accounts pursuant to Article 7 or Article 9, shall be determined pursuant to Section 8.1 or this Section, as the case may be, upon the participant's subsequent termination of employment. Any forfeitures shall be allocated among the accounts of participants pursuant to Section 7.4.

          Section 8.3.  Time and Manner of Distribution upon
          -----------   -------------------------------------
Termination of Employment.  (a)  Form of Distribution.  Except as
-------------------------        --------------------
provided in the following sentence, any distribution to which a participant becomes entitled upon termination of employment shall be distributed by the trustee in the form of a lump sum cash payment. For any distribution made on or after October 1, 1993 to a participant who is eligible to commence receiving a benefit under the Retirement Program for Employees of Viskase Corporation immediately upon such participant's termination of employment, regardless of when such termination occurred, such distribution shall be made by the trustee at the direction of the committee by whichever of the following two methods the participant elects, which election may be changed at any time prior to the date distribution commences by advance written notice to the committee:

          (i)   By payment in a lump sum, or

          (ii)  By payment in a series of approximately
     equal, monthly installments, over a period that is not longer than 180 months. If a balance remains in a participant's account at the expiration of the period of time over which installments are to be paid, the remaining balance shall be paid to the participant in the form of a lump sum payment. If the balance in the participant's account is insufficient to complete the number of installments initially contemplated, payment of installments shall terminate upon exhaustion of the account.

          (b)  Time of Distribution.  (i) General Rule.  The
               --------------------       ------------
distribution of a lump sum payment shall be made no later than the end of the plan year following the plan year in which the participant terminates employment, unless the Participant termi-nates employment on or after his 65th birthday, in which case distribution shall be made no later than 60 days after the end of the plan year in which he terminates employment; provided, how-
                                                 -------------
ever, that if the value of that portion of the participant's
----
accounts to which the participant is entitled is equal to or greater than $3,500, then, unless the participant timely elects to receive a lump sum payment as of any date following the date on which he terminates employment and before April 1 of the calendar year following the calendar year in which he attains age 70-1/2, the committee shall distribute the participant's accounts as soon as administratively practicable after the participant attains age 65, but in no event later than 60 days after the plan year during which the participant attains age 65.

          In the case of a distribution paid after the partici-pant's death, such payment shall be made as soon as reasonably practicable after the participant's death but not more than 5 years after the participant's death.

          (b)  Special rule for participants who attain age
               --------------------------------------------
70-1/2 while employed.  A participant who
---------------------
          (i) is a 5-percent owner (as defined in section 416 of the Code) and any other participant who attained age 70-1/2 after 1988, and

          (ii) remains in employment beyond April 1 of the year following the year in which he attains age 70-1/2 (other than an employee, who attained age 70-1/2 before January 1, 1988 and who was not a 5% owner during any plan year ending with or within the calendar year in which he attained age 66-1/2 or any subsequent year)

shall commence receiving a minimum distribution, determined in accordance with applicable regulations, on such April 1.

          (c)  Miscellaneous.  All distributions made to any
               -------------
participant or beneficiary shall be charged to his accounts. Any distribution to be made to a participant or beneficiary shall be made entirely in cash.

          Section 8.4. Withdrawals Prior to Termination of Employment. (a) Withdrawals of Amounts Attributable to After
----------        --------------------------------------------
-Tax Contributions and Matching Contributions Attributable to
-------------------------------------------------------------
 After-Tax Basic Contributions.  A participant may elect:
------------------------------

          (i) to withdraw from his account described in clause (vi) of the third sentence of Section 7.1(a) any amount that is not more than the amount credited to such account as of the valuation date next following the day the election described below is made and, after or concurrently with a withdrawal of the entire balance of such account, to withdraw from his account described in clause (v) of the third sentence of Section 7.1(a) any amount that is not more than the amount credited to such account as of the valuation date next following the day the election described below is made. Any withdrawal made by a participant within the twenty-four month period beginning on the later of (1) the day of the participant's commencement of active participation in this plan, and (2) the day of the participant's most recent withdrawal under the terms of this subparagraph (i) or subparagraph (ii) of this paragraph shall cause the participant to be ineligible for contributions pursuant to Section 4.3 for a period of three months beginning on the first day of the first full payroll month of the first month following the day of such withdrawal and ending on the last day of the last payroll month beginning during the third month following the day of such withdrawal.

          (ii) after or concurrently with a withdrawal of all amounts which can be withdrawn pursuant to subpara-graph (i) of this paragraph, but only if the par-ticipant has completed at least three years of service as determined for purposes of Sections 8.1 and 8.2(a), to withdraw from that portion of his account described in clause (iii) of the third sentence of Section 7.l(a) an amount that does not exceed the participant's Matching Contributions attributable to After-Tax Basic Contributions that have been credited to such account for at least twenty-four months, plus an allocable amount of earnings determined as of the valuation date next following the day the election described below is made.

        (iii) after or concurrently with a withdrawal of all amounts which can be withdrawn pursuant to subparagraphs (i) and (ii) of this paragraph, to withdraw from that portion of his account described in clause (vii) of the third sentence of Section 7.1(a) any amount that is not more than the amount credited to such account as of the valuation date next following the day the election described below is made.


Any election under this paragraph shall be made by giving written notice to the committee in the form prescribed by the committee at least 30 days (or such shorter period as the committee may determine) prior to the elected withdrawal date. Any amounts so withdrawn shall be withdrawn from the participant's investment fund subaccounts in the manner specified by the participant in his request for withdrawal and charged to the appropriate accounts immediately upon such withdrawal. If no such specification is made, the committee shall determine, in a uniform and nondiscriminatory manner, the amounts to be withdrawn from each of the participant's investment fund subaccounts.

          (b)  Withdrawals of Amounts Attributable to Before-
               ----------------------------------------------
Tax Basic Contributions and Matching Contributions Attributable
----------------------------------------------------------------
to Before-Tax Basic Contributions.  Upon the participant's demon-
---------------------------------
stration to the committee's satisfaction of financial hardship, a participant may elect to withdraw amounts from the portions of his account described in clauses (i) and (iv) of the third sentence of Section 7.1(a), and if he has completed at least three years of service as determined for purposes of Sections 8.1 and 8.2(a), he may elect to withdraw any amount from the portion of his account described in clause (ii) of such sentence that does not exceed the participant's Matching Contributions attri-butable to Before-Tax Basic Contributions that have been credited to the participant's account for at least twenty-four months. Financial hardship shall be deemed to exist only if the distribution is necessary because of immediate and substantial financial needs of the participant in connection with the educa-tion of the participant's dependents, the acquisition or con-struction of the participant's principal residence, or the sick-ness, involvement in an accident or total and permanent dis-ability of a member of the participant's immediate family or in other circumstances determined in a nondiscriminatory manner by the committee, and if the participant certifies, in writing, to the committee that such financial hardship exists and the funds necessary to satisfy such financial hardship are not reasonably available to the participant from other sources. The maximum amount which can be withdrawn on account of financial hardship shall not exceed the lesser of (1) the amount determined by the committee to satisfy the participant's financial hardship, which amount shall include any amounts necessary to pay federal, state and local income taxes or penalties reasonably anticipated to result from the distribution, and (2) the amounts credited to such accounts as of the valuation date coincident with or immedi-ately preceding the day the election described above is made, except that no amount attributable to earnings accrued after December 31, 1988 in respect of the portions of his account described in clauses (i) and (iv) of the third sentence of
Section 7.1(a) shall be available for withdrawal. Any amounts withdrawn under this Section shall be withdrawn from the partici-pant's investment fund subaccounts in the manner specified by the participant in his request for withdrawal and charged to the appropriate accounts immediately upon such withdrawal. If no such specification is made, the committee shall determine, in a uniform and nondiscriminatory manner, the amounts to be withdrawn from each of the participant's investment fund subaccounts. The committee may adopt such rules and procedures as it deems neces-sary to implement the provisions of this Section.

          Section 8.5.  Designation of Beneficiary.  Each parti-
          ------------  --------------------------
cipant shall have the right to designate a beneficiary or benefi-ciaries (who may be designated contingently or successively and who may be an entity other than a natural person) to receive any distribution to be made under Section 8.3 upon the death of such participant or, in the case of a participant who dies subsequent to termination of his employment but prior to the distribution of the entire amount to which he is entitled under this plan, any undistributed balance to which such participant would have been entitled; provided, however, that such designation shall not be effective if the participant has been married throughout the one-year period ending on the date of the participant's death unless such designation specifically identifying the beneficiary or beneficiaries has been consented to by the person who was the participant's spouse during such period in writing acknowledging the effect of such consent and witnessed by a plan representative designated by the committee or a notary public, or it is estab-lished to the satisfaction of a plan representative that such consent cannot be obtained because the participant's spouse cannot be located or because of such other circumstances as may be prescribed in regulations. A participant may from time to time, without the consent of any beneficiary, change any such designation, but only upon obtaining the consent of the partici-pant's spouse as set forth in the preceding sentence if the participant's new designated beneficiary is any person other than the participant's spouse. Such designation and each change therein shall be made in the form prescribed by the committee and shall be filed with the committee. If (i) no beneficiary has been named by a deceased participant, (ii) such designation is not effective pursuant to the proviso contained in the first sentence of this Section 8.5, or (iii) the designated beneficiary has predeceased the participant, the balance of the deceased participant's accounts shall be distributed by the trustee at the direction of the committee (a) to the surviving spouse of such deceased participant, if any, or (b) if there shall be no surviv-ing spouse, to the surviving children of such deceased partici-pant, if any, in equal shares, or (c) if there shall be no sur-viving spouse or surviving children, to the executor or adminis-trator of the estate of such deceased participant, or (d) if no executor or administrator shall have been appointed for the estate of such deceased participant within six months following the date of the participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the participant's domicile to receive the participant's personal estate. The marriage of a participant shall be deemed to revoke any prior designation of a beneficiary made by him and a divorce shall be deemed to revoke any prior designation of the participant's divorced spouse if written evidence of such marriage or divorce shall be received by the committee before distribution shall have been made in accor-dance with such designation. If within a period of three years following the death or other termination of employment of any participant the committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Article in respect of such participant, the rights of such person or persons shall be forfeited and the committee shall direct the trustee to pay such benefit or bene-fits to the person or persons next entitled thereto under the succession prescribed by this Section 8.5.

          Section 8.6.  Distributions to Minor and Disabled
          -----------   -----------------------------------
Participants and Beneficiaries.  Any distribution under this
------------------------------
Article which is payable to a participant or beneficiary who is a minor or who, in the opinion of the committee, is unable to manage his affairs by reason of illness or mental incompetency may be made to or for the benefit of any such participant or beneficiary in such of the following ways as the committee shall direct: (a) directly to any such minor participant or benefici-ary if, in the opinion of the committee, he is able to manage his affairs, (b) to the legal representative of any such participant or beneficiary, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor participant or beneficiary, or
(d) to some near relative of any such participant or beneficiary to be used for the latter's benefit. Neither the committee nor the trustee shall be required to see to the application by any third party of any distribution made to or for the benefit of a participant or beneficiary pursuant to this Section.

          Section 8.7.  Loans to Participants.  (a) Making of
          ------------  ---------------------       ---------
Loans; Restrictions.  Subject to the restrictions set forth in
-------------------
this Section 8.7, the committee shall maintain a loan program whereby any participant who is an employee may upon 30 days' (or such shorter period as the committee may determine) written application to the committee, borrow as of any day an amount representing a multiple of $250 but not less than $1,000; provided, however, that such borrowed amount shall not exceed the
-----------------
lesser of (1) 50% of (a) for periods prior to October 1, 1993, the sum of the amounts credited to the participant's account described in clauses (i) and (iv) of the third sentence of
Section 7.1(a) as of the valuation date coincident with or immediately preceding the date of such loan and (b) for periods on or after October 1, 1993, the sum of the amounts credited to the participant's account described in clauses (i) through (vii) of the third sentence of Section 7.1(a) as of the valuation date coincident with or immediately preceding the date of such loan, and (2) $50,000. Prior to October 1, 1993, successive loans may be made at intervals of not more than two years, provided, that
                                                 --------
there are no outstanding loans with respect to the participant; on and after October 1, 1993, successive loans may be made to a participant provided, that a participant may receive within any
            --------
calendar year a maximum of three new loans and may have at any time a maximum of two loans outstanding. The principal amount of any outstanding loan shall not at any time be increased, except by reason of amounts in arrears. Amounts equal to such loans shall be transferred from the participant's investment fund subaccounts as the participant shall specify in written direc-tions to the committee. If no such specification is made, the committee shall determine, in a uniform and nondiscriminatory manner, the amounts to be transferred from each of the participant's investment fund subaccounts. Participants who are employees shall be permitted to borrow from this plan only upon the following terms and conditions.

          (1) The period for repayment of the loan shall be arrived at by mutual agreement between the committee and the participant, but such period shall not exceed five years from the date of the loan; provided, however, that (a) for loans made
                -----------------
          before January 1, 1987, if the purpose of the loan is to acquire, construct, reconstruct or substantially rehabilitate a structure which is or will be the principal residence of the participant, his or her spouse, or their children, and (B) for loans made after Decem-ber 31, 1986, if the purpose of the loan is to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the participant, then such period for repayment shall not exceed ten years. Such loan may be prepaid, without penalty, by delivery to the committee of cash in an amount equal to the entire unpaid balance of such loan, and no other prepayment shall be permitted.

          (2) No loan shall be made unless the participant consents to have such loan repaid in the manner of a substantially level amortization of such loan of not less than $20 per month deducted from regular payments of compensation during the term of the loan or to some other method of repayment agreed upon by the committee providing for substantially level amortization of such loan.

          (3) Each loan shall be evidenced by the partici-pant's collateral promissory note for the amount of the loan, with interest, payable to the order of the trustee, and shall be secured by an assignment of 50% of the participant's entire right, title and interest in and to the participant's accounts. Additional security may be required by the committee.

          (4) Each loan shall bear a fixed interest rate commensurate with the interest rates then being charged by persons in the business of lending money for loans which would be made under similar circumstances.

          (5) No distribution shall be made to any partici-pant who has borrowed from the fund, or to a benefici-ary of any such participant unless and until the loan, including interest, has been repaid out of the funds otherwise distributable.


The provisions of this paragraph shall also apply to any person who is a participant but who is not an employee and any benefi-ciary of a deceased participant provided, that such participant
                                --------------
or beneficiary is a "party in interest" as defined in Section 3(14) of ERISA. The grant of a loan and the terms and conditions thereof shall apply to any such participant or beneficiary in the same manner as to a participant who is an employee, except that repayment of the loan may not be made by payroll deductions.

          (b)  Loan Subaccount.  The trustee shall establish,
               ---------------
operate and maintain a loan subaccount for the receipt of amounts transferred from a participant's investment fund accounts pursu-ant to Section 8.7(a). Appropriate accounting entries reflecting such transfers shall be concurrent with the disbursement to the participant or beneficiary of amounts borrowed. Interest re-ceived by the trustee in respect of amounts borrowed by a partic-ipant or beneficiary shall be credited to the loan subaccount of the participant on each valuation date. Interest so allocated to a participant's account shall then be allocated among such participant's investment fund subaccounts in accordance with investment fund direction in effect at the time of such allocation with respect to contributions to be credited to the participant's accounts described in clauses (i), (ii) and (iv) of the third sentence of Section 7.1(a). A repayment of principal by a participant or beneficiary shall be invested among the investment funds and credited to the appropriate investment fund subaccounts of the participant in accordance with the investment direction in effect at the time of such prepayment with respect to contributions to be credited to the participant's accounts described in clauses (i), (ii) and (iv) of the third sentence of
Section 7.1(a). If no contributions are to be credited to the participant's accounts described in clauses (i), (ii) and (iv) of the third sentence of Section 7.1(a) at the time of any interest payment or principal repayment, such payments or repayments shall be invested in accordance with the participant's investment direction.

          Section 8.8.  Direct Rollover Option.  (a)  In General.
          ------------  ----------------------        ----------
For distributions made on or after January 1, 1993, in the case of a distribution that is an "eligible rollover distribution" within the meaning of section 402 of the Code, a participant (or surviving spouse of a participant) may elect that all or any portion of such distribution to which he is entitled shall be directly transferred as a rollover contribution from the Plan to
(i) an individual retirement account described in section 408(a) of the Code, (ii) an individual retirement annuity described in section 408(b) of the Code, (iii) an annuity plan described in section 403(a) of the Code, or (iv) another plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover distributions) (provided, however, that a
                                       --------  -------
surviving spouse of a participant may only elect to have such distribution transferred directly to an individual retirement account or individual retirement annuity). Notwithstanding the foregoing, a participant (or his surviving spouse) shall not be entitled to elect to have an eligible rollover distribution transferred as a rollover contribution where the total of all eligible rollover distributions with respect to such participant for a plan year is reasonably expected to total less than $200, and shall not be entitled to elect to have an amount which is less than the total amount of any such distribution transferred as a rollover contribution unless such portion equals at least $500.

          (b)  Timing of Distribution.  If a distribution is one
               -----------------------
to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the regulations is given, provided that:

          (i) the committee clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (ii) the participant, after receiving the notice, affirmatively elects a distribution.

                            ARTICLE 9
                            ---------

                  SPECIAL PARTICIPATION AND
                 DISTRIBUTION RULES RELATING TO
              REEMPLOYMENT OF TERMINATED EMPLOYEES,
          EMPLOYMENT BY AFFILIATES AND LEASED EMPLOYEES
          ---------------------------------------------


          Section 9.1.  Change of Employment Status.  If a person
          -----------   ----------------------------
who is not a participant shall become a participant because of a change in his employment status, such person shall become a participant as of the date of such change.
          Section 9.2.  Reemployment of a Participant.  If a
          ------------  -----------------------------
participant is reemployed after receiving a distribution of less than the full value of his account balances and therefore incurs a forfeiture of an amount pursuant to Section 8.2(b), then the amount of such forfeiture shall be restored to the participant's accounts if the participant repays the full amount of the distri-bution prior to the end of the period beginning on the date of his prior termination of employment and ending on the date on which he would have incurred a five-year break in service if he had not been reemployed. Such restoration shall occur as soon as reasonably practicable after the participant's repayment of his distribution.

          Section 9.3.  Determining Service for a Reemployed
          -----------   -------------------------------------
Participant.  Service shall be the aggregate of all periods of
-----------
service; provided, however, that if after termination of employ-
         -----------------
ment a participant has a break in service of at least five con-secutive years, service before such break in service shall not be increased by service after such break, and separate accounts shall be maintained for benefits accrued after and before such break; and, provided further, that if a participant has a break

            ----------------
in service of one or more consecutive years, then service after such break shall be increased by service before such break only if (a) the participant had three or more years of service before such break or such break did not total five or more years, and
(b) the participant completes at least one year of service after such break.

          Section 9.4.  Employment by Affiliates.  If a person is
          -----------   ------------------------
employed by an affiliate, then any period of such employment shall be taken into account for the purpose of determining when such person is entitled to receive the payment of benefits upon termination of employment under Article 8, to the same extent it would have been had such period of employment been with an em-ployer.

          Section 9.5.  Leased Employees.  If a person who per-
          -----------   -----------------
formed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of any employer or an affiliate becomes an employee, or if an employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account for the purposes of deter-mining when such person is entitled to receive the payment of benefits upon termination of employment under Article 8, to the same extent it would have been had such service been employment as a participant. This Section shall not apply to any period of service during which such a leased employee was covered by a plan described in Section 414(n)(5) of the Code. An individual shall not be eligible to participate under this plan solely as a result of being a leased employee.

                           ARTICLE 10
                           -----------
                          ADMINISTRATION
                         ---------------
          Section 10.1.  The Committee.  (a)  The board of
          ------------   --------------
directors of the Company shall appoint a committee consisting of three or more directors, officers or other employees which shall be known as the Benefits Committee. The committee shall be the "administrator" of this plan and a "named fiduciary" within the meaning of such terms as used in ERISA. The committee shall be responsible, except for duties specifically vested in the trust-ee, for the administration of the provisions of this plan. The board of directors of the Company shall have the right at any time, with or without cause, to remove any member or members of the committee. A member of the committee may resign and his resignation shall be effective upon delivery of his written resignation to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the committee to act hereunder, the board of directors of the Compa-ny, shall appoint a successor member. All successor members of the committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.

          (b) No member of the committee who is a participant shall take part in any action of the committee or any matter involving solely his rights under this plan.

          (c) Promptly after the appointment of the original members of the committee and, from time to time thereafter, promptly after the appointment of any successor member of the committee, the trustees shall be notified as to the names of the persons appointed as members or successor members of the commit-tee by delivery to the trustee of a certified copy of the resolu-tion of the board of directors of the Company making such ap-pointment.

          (d) The committee shall have the duty and authority to interpret and construe this plan in regard to all questions of eligibility, the status and rights of participants and other persons under this plan, and the manner, time, and amount of payment of any distributions under this plan.

          (e) Each employer shall, from time to time, upon request of the committee, furnish to the committee such data and information as the committee shall require in the performance of its duties.

          (f) The committee shall direct the trustees to make payments of amounts to be distributed from the trust under
Article 8.

          (g) The committee shall supervise the collection of participants' contributions and the delivery of such amounts to the trustees.

          (h) The members of the committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibil-ities. Any such allocation or designation may be reduced to writing and such writing shall be kept with the records of the meetings of the committee.

          (i) The committee may act at a meeting, or by writing without a meeting, by the vote or written assent of a majority of its members. The committee shall elect one of its members as secretary. The secretary shall be this plan's agent for service of legal process, keep records of all meetings of the committee, and forward all necessary communications to the trustees. The committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of this plan, provided that any such rules and procedures shall be consistent with the provisions of this plan and ERISA.

          (j) The members of the committee, and each of them, shall discharge their duties with respect to this plan (i) solely in the interest of the participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to employees partici-pating in this plan and their beneficiaries and of defraying reasonable expenses of administering the plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The employers hereby jointly and severally indemnify the members of the committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

          (k) No member of the committee shall receive any compensation or fee for his services, unless otherwise agreed between such member of the committee and the employers, but the employers shall reimburse the committee members for any necessary expenditures incurred in the discharge of their duties as committee members.

          (l) The committee may employ such counsel (who may be of counsel for any employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provisions of this plan.

          Section 10.2.  Claims Procedure.  If any participant or
          ------------   ----------------
beneficiary believes he is entitled to benefits in an amount greater than those which he is receiving or has received, he may file a claim with the secretary of the committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The secretary of the committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice to the claimant of his decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the secretary's decision with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the plan. The secretary shall also advise the claimant that he or his duly authorized represen-tative may request a review by the full committee of the denial by filing with the secretary of the committee, within 65 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the committee within the same 65-day period. If a request is so filed, review of the denial shall be made by the full committee within, unless special circum-stances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the final decision. If special circumstances require an exten-sion of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the final decision shall include specific reasons for the decision and specific references to the pertinent plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

          Section 10.3.  Procedures for Domestic Relations
          ------------   ---------------------------------
Orders.  If the committee shall receive any judgment, decree or
------
order (including approval of a property settlement agreement) pursuant to State domestic relations or community property law relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other depen-dent of a participant and purporting to provide for the payment of all or a portion of the balance of the participant's accounts to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the secretary of the committee shall within a reasonable time notify the participant and each other payee specified in such domestic relations order of its receipt and of the following procedures. After receipt of a domestic relations order, the secretary of the committee shall determine whether such order constitutes a "qualified domestic relations order" as defined in
Section 13.2(b) and, within a reasonable time, shall notify the participant and each other payee named in such order in writing of its determination. Such notice shall be written in a manner calculated to be understood by the parties and shall set forth specific reasons for the secretary's determination within a reasonable time after receipt of the request for review, and shall contain an explanation of the review procedure under this plan. The secretary shall also advise each party that he or his duly authorized representative may request a review by the full committee of the secretary's determination by filing with the committee a written request for such review. The secretary of the committee shall give each party affected by such request notice of such request for review. Each party also shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the committee in connection with such request for review. Each party shall be given written notice of the committee's final determination, which notice shall be written in a manner intended to be under-stood by the parties and shall include specific reasons for such final determination.

          Section 10.4.  Notices to Participants and
          ------------   ---------------------------
Beneficiaries.  All notices, reports and statements given, made,
-------------
delivered or transmitted to a participant or beneficiary shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the participant or beneficiary at the address last appearing on the records of the committee. A participant or beneficiary may record any change of his address from time to time by written notice filed with the committee.

          Section 10.5.  Notices to Employers or Committee.
          ------------   ----------------------------------
Written directions, notices and other communications from parti-cipants or beneficiaries to the employers or the committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the committee for the giving of such directions, notices and other communications, or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.

          Section 10.6.  Records.  The committee shall keep a
          ------------   -------
record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of this plan.

          Section 10.7.  Reports of Trust Fund and Accounting
          ------------   -------------------------------------
to Participants.  The committee shall keep on file, in such form
---------------
as it shall deem convenient and proper, all reports concerning the trust fund received by it from the trustee. The committee may, at any time, advise each participant and beneficiary in writing of the balances credited to his accounts as of any valua-tion date.

                           ARTICLE 11
                           -----------
                PARTICIPATION BY OTHER EMPLOYERS
                --------------------------------
          Section 11.1.  Adoption of Plan.  With the consent of
          ------------   -----------------
the Company, any corporation may become a participating employer under this plan by (a) taking such action as shall be necessary to adopt this plan, (b) filing with the committee a duly certi-fied copy of this plan as adopted by such corporation,
(c) becoming a party to the trust agreement establishing the trust fund, and (d) executing and delivering such instruments and taking such other action as may be necessary or desirable to put this plan into effect with respect to such corporation.

          Section 11.2.  Withdrawal from Participation.  Any
          ------------   -----------------------------
employer may, with the consent of the Company, withdraw from participation in this plan at any time by filing with the commit-tee a duly certified copy of a resolution of its board of direc-tors to that effect and giving notice of its intended withdrawal to the committee, the other employers and the trustee prior to the effective date of withdrawal.

          Section 11.3.  Company as Agent for Employers.  Each
          ------------   -------------------------------
corporation which shall become a participating employer pursuant to Section 11.1 or Article 12, other than an employer who is substituted for the Company under Article 12, by so doing shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of this plan, including, but not by way of limitation, the power to amend and terminate this plan. The authority of the Company to act as such agent shall continue unless and until the portion of the trust fund held for the benefit of employees of the particular employer and their benefi-ciaries is set aside in a separate trust as provided in Sec-tion 15.2.

                           ARTICLE 12
                           -----------
                   CONTINUANCE BY A SUCCESSOR
                   --------------------------
          In the event that any employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that a corporation, partnership or person other than an employer shall succeed to all or substantially all of such employer's business, such successor may be substituted for such employer under this plan by adopting this plan and becoming a party to the trust agreement. Contributions by such employer shall be auto-matically suspended from the effective date of any such reorgani-zation until the date upon which the substitution of such succes-sor corporation for the employer under this plan becomes effec-tive. If, within 90 days following the effective date of any such reorganization, such successor shall not have elected to become a party to this plan, or if the employer shall adopt a plan of complete liquidation other than in connection with a reorganization, this plan shall be automatically terminated with respect to employees of such employer as of the close of business on the 90th day following the effective date of such reorganiza-tion or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the committee shall direct the trustee to distribute the portion of the trust applicable to such employer in the manner provided in
Section 15.3.

                          ARTICLE 13
                           ----------
                         MISCELLANEOUS
                         --------------
          Section 13.1.  Expenses.  All costs and expenses
          ------------   --------
incurred in administering this plan and the trust fund, including the expenses of the committee, the fees of counsel and any agents for the committee, the fees and expenses of the trustee, the fees of counsel for the trustee and other administrative expenses shall be paid by the trustee from the trust fund, unless they are paid by the Company or any other employer.

          Section 13.2.  Non-Assignability.  (a)  It is a condi-
          ------------   ------------------
tion of the plan, and all rights of each participant and beneficiary shall be subject thereto, that no right or interest of any participant or beneficiary in this plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any participant or beneficiary in this plan shall be liable for, or subject to, any obligation or liability of such participant or beneficiary, including claims for alimony or the support of any spouse, except as provided in Section 13.2(b).

          (b) Notwithstanding any provision of this plan to the contrary, if a participant's interest in this plan, or any por-tion thereof, shall be the subject of one or more qualified domestic relations orders, as defined below, such interest or portion thereof shall be paid to the participant at the time and in the manner specified in any such order. For purposes of this paragraph (b), "qualified domestic relations order" shall mean any "domestic relations order" as defined in Section 10.3 which creates (or recognizes the existence of) or assigns to a person other than the participant (an "alternate payee") rights to all or a portion of the participant's interest in this plan, and:

          (A)  clearly specifies

               (i)  the name and last known mailing
          address (if any) of the participant and each alternate payee covered by such order,

               (ii)  the amount or percentage of the
          participant's benefits to be paid by this plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

               (iii)  the number of payments to, or
          period of time for which such order applies, and

               (iv)  each plan to which such order
          applies; and

          (B)  does not require

               (i)  this plan to provide increased
          benefits (determined on the basis of
          actuarial equivalence) and

               (ii)  require the payment of benefits to
          an alternate payee which at the time such order is issued, already are required to be paid to a different alternate payee under a prior qualified domestic relations order; and

          (C) does not require the payment of benefits to any alternate payee before the first to occur of
     (i) the date on which the participant is entitled to a distribution under the plan, and (ii) the participant's attainment of age 50,

all as determined pursuant to the procedures contained in Section
10.3. Any amounts subject to a domestic relations order prior to determination of its status as a qualified domestic relations order which would otherwise be paid to the participant shall be segregated in a separate account or an escrow account pending such determination. If within a reasonable time after receipt of such order by the committee, it is finally determined that a domestic relations order constitutes a qualified domestic rela-tions order, the amount so segregated (plus any interest thereon) shall be paid to the alternate payee. If such determination is not made within a reasonable time after receipt of such order by the committee, then the amount so segregated (plus any interest thereon) shall, as soon as practicable after the end of period, be paid to the participant. Any determination after such period shall be applied only to payments made on or after the date of such determination.

          Section 13.3.  Employment Non-Contractual.  This plan
          ------------   --------------------------
confers no right upon any employee to continue in employment.

          Section 13.4.  Limitation of Rights.  A participant or
          ------------   --------------------
beneficiary shall have no right, title or claim in or to any specific asset of the trust, but shall have the right only to distributions from the trust fund on the terms and conditions herein provided.

          Section 13.5.  Merger or Consolidation with Another
          ------------   -------------------------------------
Plan.  A merger or consolidation with, or transfer of assets or
----
liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each participant, beneficiary or other person entitled to receive benefits from this plan would, if this plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if this plan were to terminate immediately before the merger, consolidation, or transfer.

          Section 13.6.  Gender and Plurals.  Wherever used in
          ------------   ------------------
this plan, words in the masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

                           ARTICLE 14
                           -----------
                   TOP-HEAVY PLAN REQUIREMENTS
                   ----------------------------

          Section 14.1.  Top-Heavy Plan Determination.  If as of
          -------------  ----------------------------
the determination date (as hereinafter defined) for any plan year the aggregate of (a) the sum of the account balances under all defined contribution plans in the aggregation group (as defined below) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group, in each case with respect to all participants in such plans who are key employees (as defined in section 416(i) of the Code) for such plan year, exceeds 60% of the aggregate of the account balances and present value of accrued benefits of all participants in such plans as of the determination date (as hereinafter defined), then this plan shall be a top-heavy plan for such plan year, and the requirements of Sections 14.2, 14.3 and 14.4 shall be applicable for such plan year as of the first day thereof. If the plan shall be a top-heavy plan for any plan year and not be a top-heavy plan for any subsequent plan year, such requirements shall not be applicable for such subsequent plan year except to the extent provided in Section 14.3.

          The aggregation group shall consist of (a) if a key employee was a participant in this plan during the plan year containing the determination date or any or any of the four preceding plan years, then this plan and each other plan of an employer which is qualified under Section 401(a) of the Code and in which a key employee is a participant (regardless of whether the plan terminated) during any of such plan years, (b) this plan and each other plan which enables this plan to meet the require-ments of Section 401(a)(4) or 410(b) of the Code during the plan year containing the determination date or any of the four preced-ing plan years, and (c) this plan and each other plan of an employer which it shall so designate and which together with this plan shall satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          For purposes of this Article (i) the determination date for all plans in the aggregation group shall be the last day of the preceding plan year, but for the first plan year of the plan shall be the last day of the first plan year, and (ii) the valua-tion date applicable to a determination date shall be (a) in the case of a defined contribution plan, the date as of which account balances are determined which is coincident with or immediately precedes the determination date, and (b) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the plan year which includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan. For the purpose of determining the accrued benefit or account balance of a participant, any person who received a distribution from a plan in the aggregation group during the 5-year period ending on the last day of the preceding plan year shall be treated as a participant in such plan, and any such distribution shall be included in such parti-cipant's account balance or accrued benefit as the case may be.

          Section 14.2.  Minimum Contribution for Top-Heavy
          -------------  ----------------------------------
Years.  The sum of the employer contributions under Sections 4.1,
-----
4.2 and 4.3 allocated to the accounts of the participant (other than a key employee as defined in section 416(i) of the Code) for any plan year shall in no event be less than the lesser of (i) 3 percent of such participant's compensation (as defined under section 415 of the Code) during such plan year and (ii) the highest percentage at which contributions are made on behalf of any key employee (as defined in section 416(i) of the Code) for such plan year. If during any plan year for which this
Section 14.2 is applicable a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such plan year, the percentage set forth in clause (i) above shall be 5 percent. The percentage referred to in clause (ii) of the first sentence of this Section shall be obtained by dividing the aggregate of contributions made pursuant to Sections 4.1, 4.2 and 4.3, and pursuant to any other defined contribution plan which is required to be included in the aggre-gation group (other than a defined contribution plan which enables a defined benefit plan which is required to be included in such group to be qualified under section 401(a) of the Code) during the plan year on behalf of such key employee by such key employee's compensation (as defined in section 415 of the Code) for the plan year which is not in excess of $200,000 (as adjusted for increases in the cost of living in accordance with regula-tions).
          Section 14.3.  Special Rules for Applying Statutory
          ------------   ------------------------------------
Limitations on Benefits.  In any plan year for which the plan is
-----------------------
a top-heavy plan, clauses (A)(I) and (B)(I) of Section 7.5 shall be applied by substituting "100%" for "125%" appearing therein, unless, for such plan year, (i) the percentage of account bal-ances of participants who are key employees determined under
Section 14.1 does not exceed 90%, and (ii) employer contributions and forfeitures allocated to the accounts of participants who are not key employees equals at least 4% of the compensation (as defined in section 415 of the Code) of each such participant; provided, however, that with respect to participants who are also participants in a defined benefit plan in the aggregation group, 7-1/2% shall be substituted for 4% appearing above.

                          ARTICLE 15
                          -----------

                   AMENDMENT, ESTABLISHMENT OF
                  SEPARATE PLAN AND TERMINATION
                  -----------------------------


          Section 15.1.  Amendment.  The Board of Directors of
          ------------   ----------
the Company may at any time and from time to time amend or modify the plan by written instrument duly adopted by the Company. Any such amendment or modification shall become effective on such date as the Company shall determine and may apply to participants in the plan at the time thereof as well as to future participants.

          Section 15.2.  Establishment of Separate Plan.  If an
          ------------   -------------------------------
employer shall withdraw from this plan under Section 10.2, the committee shall determine the portion of the trust fund held by the trustee which is applicable to the participants of such employer and direct the trustee to segregate such portion in a separate trust. Such separate trust shall thereafter be held and administered as a part of the separate plan of such employer.

          The portion of the trust fund applicable to the parti-cipants of a particular employer shall be the sum of:

          (a) the total amount credited to all accounts which are applicable to the participants of such em-
ployer and

                    (b) an amount which bears the same ratio to the excess, if any, of

               (i)  the total value of the trust fund
          over

               (ii)  the total amount credited to all
          accounts

     as the total amount credited to the accounts which are applicable to the participants of such employer bears to the total amount credited to the accounts of all participants.



          Section 15.3.  Distribution upon Termination of
          ------------   --------------------------------
the Plan.  Any employer may at any time terminate its participa-
--------
tion in this plan by resolution of its board of directors. In the event of any such termination the committee shall determine the portion of the trust fund held by the trustee which is appli-cable to the participants of such employer and direct the trustee to distribute such portion as follows:

          (a) The balance in any participant account shall be distributed to the participant or beneficiary entitled to receive such account.

          (b) The remaining assets of such portion of the trust fund shall be distributed to participants ratably in proportion to the balances of their respective accounts.



Notwithstanding the preceding sentence, no distribution shall be made to affected participants if a successor plan, as defined in applicable regulations, is established or maintained by an employer. A complete discontinuance of contributions by an employer shall be deemed a termination of such employer's parti-cipation in this plan for purposes of this Section.

          If the Internal Revenue Service shall refuse to issue an initial favorable determination letter that the plan and trust as adopted by an employer meet the requirements of Section 401(a) of the Code and that the trust is exempt from tax under
Section 501(a) of the Code, the employer may terminate its par-ticipation in this plan and the committee shall direct the trus-tee to pay and deliver the portion of the trust fund applicable to the participants of such employer, determined pursuant to
Section 15.2, to such employer and such employer shall pay to participants or their beneficiaries the part of such employer's portion of the trust fund as is attributable to contributions made by participants.

          Section 15.4.  Trust To Be Applied Exclusively
          ------------   -------------------------------
for Participants and Their Beneficiaries.  Subject only to the
----------------------------------------
provisions of the second paragraph of Section 4.5 and
Section 13.2(b) and the second paragraph of Section 15.3 and any other provision of this plan to the contrary notwithstanding, it shall be impossible for any part of the trust to be used for or diverted to any purpose not for the exclusive benefit of participants and their beneficiaries either by operation or termination of this plan, power of amendment or other means.

          IN WITNESS WHEREOF, and as evidence of the adoption of this plan, the Company has caused this instrument to be signed by its duly authorized officer and attested this _____ day of _______________, 1994.

                                   VISKASE CORPORATION



By:___________________________

                                   Title:________________________




ATTEST:

___________________________
       Secretary


                      AMENDMENT NUMBER TWO
                               TO
              THE SAVE PROGRAM FOR EMPLOYEES OF
                     VISKASE CORPORATION

          WHEREAS, Viskase Corporation, a Pennsylvania corporation (the "Company"), has adopted and maintains a profit sharing plan with a qualified cash or deferred arrangement for the benefit of its employees titled "The SAVE Program for Employees of Viskase Corporation" (the "Plan") which has been amended and restated generally effective February 1, 1991; and

          WHEREAS, the Company desires to amend the Plan to clarify the limit on the amount of outstanding loans under the Plan in accordance with section 72(p) of the Internal Revenue
Code of 1986, as amended.

          NOW, THEREFORE, pursuant to the power of amendment contained in Section 15.1 of the Plan, Section 8.7(a) of the Plan is hereby amended (i) by inserting the words "the vested portion of" immediately after the words "50% of" contained in the first sentence of the first paragraph thereof and (ii) by inserting the following clause immediately after the words "and (2) $50,000" contained in the first sentence of the first paragraph thereof:

          , reduced by the excess, if any, of the highest outstanding loan balance of the participant under the plan during the one year period ending on the day before the date on which such loan is to be made over the outstanding balance of loans from the plan on the date on which such loan is to be made

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its duly authorized officer and its corporate seal to be hereunto affixed and attested this _____ day of ____________________, 1995.



                                        VISKASE CORPORATION

                                        By:______________________
                                        Title:___________________

Attest:

_________________________________
          Secretary


                     AMENDMENT NUMBER THREE
                               TO
               THE SAVE PROGRAM FOR EMPLOYEES OF
                       VISKASE CORPORATION



          WHEREAS, Viskase Corporation, a Pennsylvania corporation (the "Company"), has adopted and maintains a profit sharing plan with a qualified cash or deferred arrangement for the benefit of its employees titled "The SAVE Program for Employees of Viskase Corporation" (the "Plan") which has been amended and restated generally effective as of February 1, 1991; and

          WHEREAS, the Company desires to further amend the Plan.

          NOW THEREFORE, pursuant to the power of amendment contained in Section 15.1 of the Plan, clause (C) of the second sentence of paragraph (b) of Section 13.2 of the Plan is hereby amended, effective as of the date hereof, to read as follows:

          "(C) does not require the payment of benefits to any alternate payee before the first to occur of (i) the earliest date as of which payment of the Participant's account balance could commence (I) if he terminated employment on his 50th birthday or (II) following his termination of employment, whichever shall first occur, and (ii) as soon as administratively practicable after the date such order is determined by the committee to be a "qualified domestic relations order;"

          IN WITNESS WHEREOF, the Company has adopted this instrument by causing it to be executed by its duly authorized officer on this ____ day of __________, 19__.



                                   VISKASE CORPORATION



                                   By____________________________



Attest:



_________________________
       Secretary


                       AMENDMENT NUMBER FOUR
                                TO
                 THE SAVE PROGRAM FOR EMPLOYEES OF
                      VISKASE CORPORATION

          WHEREAS, Viskase Corporation, a Pennsylvania corporation (the "Company"), has adopted and maintains a profit sharing plan with a qualified cash or deferred arrangement for the benefit of its employees titled "The SAVE Program for Employees of Viskase Corporation" (the "Plan"); and

          WHEREAS, the Company desires to amend the Plan to change the investment elections permitted under the Plan and to make certain other changes.

          NOW, THEREFORE, pursuant to the power of amendment contained in Section 15.1 of the Plan, the Plan is amended effective November 1, 1995 as follows:

          1.  The definition of Trustee contained in paragraph
(15) of Article 2 of the Plan is hereby amended by adding the following new sentence at the end thereof:

          The term "Envirodyne Stock Fund Trustee" shall refer to the trustee or trustees with responsibility only with respect to matters involving the Envirodyne Stock Fund described in Section 6.2.

          2. The definition of Valuation Date contained in paragraph (19) of Article 2 of the Plan is hereby amended by adding the phrase ", or such other days established by the committee from time to time" immediately after the word "month" contained therein.

          3. Section 3.2 of the Plan is hereby amended by deleting the words "Section 7.1" contained in the last sentence therein and inserting in lieu thereof the words "Section 6.2".

          4. Article 6 of the Plan is hereby amended (a) by changing the title thereof to read as follows: "TRUST AND INVESTMENT FUNDS"; (b) by inserting the subheading "Section 6.1.
                                                    -----------
Trust." immediately before the first sentence thereof; and (c) by
-----
deleting the fourth sentence thereof and inserting in lieu thereof the following new sentence:

          The trustee shall invest and reinvest the same, together with the income therefrom, on behalf of the participants collectively in accordance with the provisions of the trust agreement, except to the extent that such monies and other property are invested in one or more investment funds established pursuant to
          Section 6.2.

          5. Article 6 of the Plan is hereby further amended by inserting the following new section at the end thereof:

               Section 6.2.  Investment Funds.  The trustee shall
               -----------   ----------------
          establish and maintain, or shall cause to be established and maintained, an investment fund herein called the "Envirodyne Stock Fund" which shall be invested in common stock, with par value of $.01 per share, of Envirodyne Industries, Inc. ("Common Stock"), and shall also include such short-term obligations purchased at the direction of the Envirodyne Stock Fund Trustee, in accordance with the trust agreement, pending the selection and purchase of Common Stock. In addition, as directed by the committee, one or more additional separate investment funds shall be established and maintained and shall be invested as directed by the committee. For purposes of the preceding sentence, the committee may purchase a group annuity contract from an insurance company that permits investment in one or more separate investment funds. The committee also may, from time to time, and in its sole discretion, segregate any of the assets held under any investment fund established pursuant to this Section and allocate the investment results from such segregated assets among all or a portion of the accounts of participants in such manner as it shall determine to be appropriate.

          6. Section 7.1(a) of the Plan is hereby amended by deleting the fourth, fifth and sixth sentences contained therein and inserting in lieu thereof the following new sentences:

          A participant shall elect that contributions to each of his accounts be invested either (i) wholly in one of the investment funds maintained by the trustee pursuant to Section 6.2 or (ii) divided among such investment funds in 5% increments or such other increments established by the committee from time to time. In the event any participant fails to make an election described in the preceding sentence with respect to contributions to each of his accounts under the Plan, such contributions shall be invested by the trustee in the investment fund with the least risk of loss of principal.

          7. Section 7.1(d) of the Plan is hereby amended to read as follows:

               (d)  Change of Investment Election.  A participant
                    -----------------------------
          may elect to change his investment election during any calendar month, or such other time established by the committee from time to time, effective (i) in the case of future contributions made pursuant to Articles 4 and 5, or both, as designated by the participant as of the first payroll month, or such other time established by the committee from time to time, and (ii) in the case of the balance in his accounts determined as of the valuation date immediately preceding such change, as of the first day of any calendar month, or such other time established by the committee from time to time, after the election is timely received by submitting to his employer a written form provided by the committee for such purpose at least 21 days, or such shorter period as may be specified by the committee, prior to the date as of which the change is to be effective. Such change shall be limited to the investment choices described in
          Section 6.2; provided, however, that unless the committee specifies otherwise, the balance in a participant's accounts may not be transferred to the Envirodyne Stock Fund. Any such change shall specify that, except as described in the preceding sentence, such contributions be invested either
          (i) wholly in one of the funds described in
          Section 6.2, or (ii) divided among two or more of such funds. Any change in investment election applicable to contributions made subsequent to such change shall be in 5% increments, or such other increments established by the committee from time to time, and subject to the provisions regarding elections contained in Section 6.2. Any change in investment election applicable to amounts already contributed to the various accounts prior to such change shall be in 5% increments, or such other increments established by the committee from time to time, of the total value of all accounts of the participant described in clauses (i), (ii) and (iv) of the third sentence of Section 7.1(a), or described in clauses (iii), (v) and (vi) of such sentence, or described in clause (vii) of such sentence, respectively.

          8. Section 8.4(b) of the Plan is hereby amended by deleting the second sentence thereof and inserting in lieu thereof the following new sentence:

          Financial hardship shall be deemed to exist only if the distribution is necessary because of immediate and substantial financial needs of the participant in connection with the education (including tuition, related educational fees and room and board expenses) of the participant or the participant's spouse or dependents, the acquisition or construction of the participant's principal residence, the need to prevent the eviction of the participant from the participant's principal residence or foreclosure on the mortgage on that residence, or the sickness (including expenses for medical care described in section 213(d) of the Code), involvement in an accident or total and permanent disability of a member of the participant's immediate family, and if the participant certifies, in writing, to the committee that such financial hardship exists and the funds necessary to satisfy such financial hardship are not reasonably available to the participant from other sources.

          9. Article 8 of the Plan is hereby amended by inserting the following new section at the end thereof:

               Section 8.9.  Distributions in the Form of Stock.
               -----------   ----------------------------------
          Notwithstanding anything contained herein to the contrary, if the participant's account is paid in a lump sum, then the participant may request that all of his account invested in the Envirodyne Stock Fund be distributed in whole shares of Common Stock held in such Fund with any fractional share being paid in cash. The number of shares of Common Stock to be distributed shall be based on the current fair market value of a share of Common Stock as determined by the Envirodyne Stock Fund Trustee as of the valuation date coinciding with or immediately preceding the date payment of the participant's account is to be made. Requests for distribution in the form of Common Stock shall be made at such time and in such manner as the committee shall determine under rules and regulations which are uniformly applied.



          10. Section 10.1 of the Plan is hereby amended by inserting the following new subparagraph (m) at the end thereof:

          (m) The committee is the fiduciary responsible for ensuring that (i) adequate procedures are established and followed to maintain confidentiality with respect to the participants' purchases, holdings and sales of securities under the Envirodyne Stock Fund and the participants' exercise of voting, tender and similar rights with respect to the Envirodyne Stock Fund, and
          (ii) a fiduciary independent of the employers is appointed to carry out activities with respect to the Envirodyne Stock Fund that the committee determines involve a potential for undue employer influence upon participants with regard to the direct or indirect exercise of shareholder rights.


          11. Article 10 of the Plan is hereby amended by inserting the following new section at the end thereof:

               Section 10.8.  Participants' Stockholder Rights.
               ------------   --------------------------------
           (a) Voting Shares of Common Stock.  Each participant
               -----------------------------
           and beneficiary shall be entitled to direct the Envirodyne Stock Fund Trustee as to the exercise of any voting rights attributable to shares of Common Stock then allocated to his accounts and the Envirodyne Stock Fund Trustee shall vote such shares according to the voting directions of the participant or beneficiary that have been timely submitted to the Envirodyne Stock Fund Trustee on forms provided by the Envirodyne Stock Fund Trustee for such purpose. Participants and beneficiaries shall be permitted to direct the Envirodyne Stock Fund Trustee as to the exercise of any voting rights, including, but not limited to, any corporate matter that involves the voting of shares of Common Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or similar transaction prescribed in regulations. The Envirodyne Stock Fund Trustee shall with respect to any matter vote the shares of Common Stock credited to participants' accounts with respect to which the Envirodyne Stock Fund Trustee does not timely receive voting instructions in the same proportion as to shares the Envirodyne Stock Fund Trustee has received voting instructions. Written notice of any meeting of stockholders of Envirodyne Industries, Inc. and a request for voting instructions shall be given by the committee or the Envirodyne Stock Fund Trustee, at such time and in such manner as the committee shall determine, to each participant or beneficiary entitled to give instructions for voting shares of Common Stock at such meeting. The committee shall establish and pay for a means by which participants and beneficiaries can expeditiously deliver such voting instructions to the Envirodyne Stock Fund Trustee. All instructions delivered by participants or beneficiaries shall be confidential and shall not be disclosed to any person, including the employer.

               (b)  Tender Offers.  (i)  In the event a tender
                    -------------
          offer is made generally to the stockholders of Envirodyne Industries, Inc. to transfer all or a portion of their shares of Common Stock in return for valuable consideration, including but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, each participant or beneficiary shall be entitled to direct the Envirodyne Stock Fund Trustee regarding how to respond to any such tender offer with respect to the number of shares of Common Stock then allocated to his accounts and the Envirodyne Stock Fund Trustee shall vote such shares according to the voting directions of the participant or beneficiary that have been timely submitted to the Envirodyne Stock Fund Trustee on forms provided by the Envirodyne Stock Fund Trustee for such purpose. A participant or beneficiary shall not be limited in the number of directions to tender or withdraw from tender that he can give, but shall not have the right to give directions to tender or withdraw from tender after a reasonable time established by the Envirodyne Stock Fund Trustee pursuant to paragraph (iii) of this Section. The Envirodyne Stock Fund Trustee shall tender the shares of Common Stock credited to participants' accounts with respect to which the Envirodyne Stock Fund Trustee does not timely receive directions on how to respond to a tender offer in the same proportion as to shares the Envirodyne Stock Fund Trustee has received directions to tender. All such directions shall be confidential and shall not be disclosed to any person, including the employer.

               (ii)  Within a reasonable time after the
          commencement of a tender offer, the committee shall provide to each participant and beneficiary:

               (a) the offer to purchase as distributed by the offeror to the stockholders of Envirodyne Industries, Inc.,

               (b) a statement of the shares of Common Stock allocated to his accounts, and

               (c)  directions as to the means by which a
          participant can give directions with respect to the tender offer.



          The committee shall establish and pay for a means by which a participant and beneficiary can expeditiously deliver directions to the Envirodyne Stock Fund Trustee with respect to a tender offer. The committee shall transmit or cause to be transmitted to the Envirodyne Stock Fund Trustee aggregate numbers of shares to be tendered or withheld from tender representing directions of participants and beneficiaries. The committee, at its election, may engage an agent to receive directions from participants and beneficiaries and transmit them to the Envirodyne Stock Fund Trustee.

               (iii)  The Envirodyne Stock Fund Trustee may
          establish a reasonable time, taking into account the time restrictions of the tender offer, after which it shall not accept directions of participants or beneficiaries.



          IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its duly authorized officer effective as of the first day of November, 1995.



                                        VISKASE CORPORATION

                                        By:______________________
                                        Title:___________________

Attest:

_________________________________
          Secretary